                                                                    Exhibit 10-X

================================================================================


                          SALE AND SERVICING AGREEMENT
                         Dated as of September 25, 1998

                                      among



                  ADVANTA HOME EQUITY LOAN OWNER TRUST 1998-MS1
                                    (Issuer)



                       ADVANTA LOAN WAREHOUSE CORPORATION

                                   (Depositor)



                           ADVANTA MORTGAGE CORP. USA
                                   (Servicer)



                               ADVANTA BANK CORP.,
                             ADVANTA NATIONAL BANK,


                                       and

                           ADVANTA MORTGAGE CORP. USA
                               (Loan Originators)




                                 ADVANTA CORP.,
                                       and

                           ADVANTA MORTGAGE CORP. USA

                               (Transfer Obligors)

                                       and

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                               (Indenture Trustee)

                  ADVANTA HOME EQUITY LOAN OWNER TRUST 1998-MS1
             HOME EQUITY LOAN ASSET-BACKED NOTES ISSUABLE IN SERIES


================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page

                                                    ARTICLE I

                                                   DEFINITIONS

 Section 1.01   Definitions.........................................................................................1
 Section 1.02   Other Definitional Provisions......................................................................30


                                                   ARTICLE II

                         CONVEYANCE OF THE TRUST ESTATE; ADDITIONAL NOTE PRINCIPAL BALANCES

 Section 2.01   Conveyance of the Trust Estate; Additional Note Principal Balances.................................31
 Section 2.02   Ownership and Possession of Loan Files.............................................................33
 Section 2.03   Books and Records; Intention of the Parties........................................................33
 Section 2.04   Delivery of Loan Documents.........................................................................34
 Section 2.05   Acceptance by the Indenture Trustee of the Loans; Certain Substitutions and Repurchases;
                  Certification by the Custodian...................................................................36
 Section 2.06   Conditions Precedent to Transfer Dates and Collateral Value Excess Dates...........................38
 Section 2.07   Termination of Revolving Period....................................................................40


                                                   ARTICLE III

                                         REPRESENTATIONS AND WARRANTIES

 Section 3.01   Representations and Warranties of the Depositor....................................................40
 Section 3.02   Representations and Warranties of the Loan Originators.............................................43
 Section 3.03   Representations, Warranties and Covenants of the Servicer..........................................46
 Section 3.04   Representations and Warranties of the Transfer Obligors............................................48
 Section 3.05   Representations and Warranties Regarding Loans.....................................................50
 Section 3.06   Purchase and Substitution..........................................................................62
 Section 3.07   Dispositions.......................................................................................65
 Section 3.08   Loan Originator Put; Servicer Call.................................................................68
 Section 3.09   Modification of Underwriting Guidelines............................................................68

                                                       ARTICLE IV

                                        ADMINISTRATION AND SERVICING OF THE LOANS
 Section 4.01   Duties of the Servicer.............................................................................69
 Section 4.02   Collection of Certain Loan Payments................................................................71
 Section 4.03   Subservicing Agreements Between Servicer and Subservicers..........................................71
 Section 4.04   Successor Subservicers.............................................................................71
 Section 4.05   Liability of Servicer..............................................................................72
 Section 4.06   No Contractual Relationship Between Subservicer and Indenture Trustee or the Securityholders.......72
 Section 4.07   Assumption or Termination of Subservicing Agreement by Successor Servicer..........................72
 Section 4.08   Servicing Advances.................................................................................72
 Section 4.09   Periodic Advances..................................................................................73
 Section 4.10   Maintenance of Insurance...........................................................................73
 Section 4.11   Due-on-Sale Clauses; Assumption and Substitution Agreements........................................74
 Section 4.12   Realization Upon Defaulted Loans...................................................................75
 Section 4.13   Release of Files...................................................................................76
 Section 4.14   Access to Information..............................................................................77
 Section 4.15   Release of Loan Files..............................................................................77
 Section 4.16   Servicing Compensation.............................................................................78
 Section 4.17   Statement as to Compliance and Financial Statements................................................78
 Section 4.18   Independent Public Accountants' Servicing Report...................................................79
 Section 4.19   ARMs...............................................................................................80
 Section 4.20   Year 2000 Compliance...............................................................................80
 Section 4.21   Inspections by the Majority Noteholders and the Indenture Trustee..................................80
 Section 4.22   Errors and Omissions Insurance.....................................................................81


                                                     ARTICLE V

                               ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION

 Section 5.01   Collection Account and Distribution Account; Reserve Account.......................................81
 Section 5.02   Payments to Securityholders........................................................................85
 Section 5.03   Trust Accounts; Trust Account Property.............................................................86
 Section 5.04   Advance Account....................................................................................89
 Section 5.05   Transfer Obligation Account........................................................................89
 Section 5.06   Transfer Obligation................................................................................90

                                                       ARTICLE VI

                                STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
 Section 6.01   Statements.........................................................................................91
 Section 6.02   Specification of Certain Tax Matters...............................................................94
 Section 6.03   Valuation of Loans, Hedge Value and Retained Securities Value; Market Value Agent..................95


                                                      ARTICLE VII

                                                        HEDGING

 Section 7.01   Hedging Instruments................................................................................96


                                                      ARTICLE VIII

                                                      THE SERVICER

 Section 8.01   Indemnification; Third Party Claims................................................................97
 Section 8.02   Merger or Consolidation of the Servicer............................................................99
 Section 8.03   Limitation on Liability of the Servicer and Others.................................................99
 Section 8.04   Servicer Not to Resign; Assignment................................................................100
 Section 8.05   Relationship of Servicer to Issuer, Owner Trustee and the Indenture Trustee.......................100
 Section 8.06   Servicer May Own Securities.......................................................................100
 Section 8.07   Indemnification of the Indenture Trustee and Initial Noteholder...................................101


                                                       ARTICLE IX

                                               SERVICER EVENTS OF DEFAULT

 Section 9.01   Servicer Events of Default........................................................................101
 Section 9.02   Appointment of Successor..........................................................................103
 Section 9.03   Waiver of Defaults................................................................................104
 Section 9.04   Accounting Upon Termination of Servicer...........................................................104


                                                        ARTICLE X

                                                 TERMINATION, PUT OPTION

 Section 10.01  Termination.......................................................................................105
 Section 10.02  Optional Termination..............................................................................105
 Section 10.03  Notice of Termination.............................................................................106

 Section 10.04  Put Option.........................................................................................106


                                                       ARTICLE XI

                                               MISCELLANEOUS PROVISIONS

Section 11.01  Acts of Securityholders.............................................................................106
Section 11.02  Amendment...........................................................................................106
Section 11.03  Recordation of Agreement............................................................................107
Section 11.04  Duration of Agreement...............................................................................107
Section 11.05  Governing Law.......................................................................................107
Section 11.06  Notices.............................................................................................108
Section 11.07  Severability of Provisions..........................................................................109
Section 11.08  No Partnership......................................................................................109
Section 11.09  Counterparts........................................................................................109
Section 11.10  Successors and Assigns..............................................................................109
Section 11.11  Headings............................................................................................109
Section 11.12  Actions of Securityholders..........................................................................109
Section 11.13  Non-Petition Agreement..............................................................................110
Section 11.14  Holders of the Certificates.........................................................................110
Section 11.15  Due Diligence Fees, Due Diligence ..................................................................110
Section 11.16  Holders of the Certificates.........................................................................111



EXHIBIT A      Form of Notice of Additional Note Principal Balance

EXHIBIT B      Form of Servicer's Remittance Report to Trustee

EXHIBIT C      Form of S&SA Assignment

EXHIBIT D      Form of Reserve Account Release Instructions from Initial Noteholder

                  This Sale and Servicing Agreement is entered into effective as of September 25, 1998, among ADVANTA HOME EQUITY LOAN OWNER TRUST 1998-MS1, a Delaware business trust (the "Issuer"), ADVANTA LOAN WAREHOUSE CORPORATION, a Delaware corporation ("ALWC"), as Depositor (in such capacity, the "Depositor"), ADVANTA MORTGAGE CORP. USA, a Delaware corporation ("AMCUSA"), as Servicer (in such capacity, the "Servicer"), AMC, ADVANTA NATIONAL BANK, a national banking association ("ANB"), and ADVANTA BANK CORP., a Utah industrial loan corporation ("ABC"), as Loan Originators (in such capacity, each a "Loan Originator", or collectively the "Loan Originators"), BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee") and ADVANTA CORP., a Delaware corporation and collectively with AMCUSA, as Transfer Obligors (in such capacity, the "Transfer Obligors").

                              W I T N E S S E T H:

                  In consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Loan Originators and the Transfer Obligors hereby agree as follows for the benefit of each of them and for the benefit of the holders of Securities:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

                  ABC: Advanta Bank Corp. and any successor thereto.

                  Accepted Servicing Practices: The Servicer's normal servicing practices in servicing and administering the loans for its own account, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Loans in the jurisdictions in which the related Mortgaged Properties are located and will give due consideration to the Noteholders' reliance on the Servicer.

                  Accrual Period: With respect to the Notes, the period commencing on and including the preceding Payment Date (or, in the case of the first Payment Date, the period commencing on and including the first Transfer
Date) and ending on the day preceding the related Payment Date.

                  Act or Securities Act: The Securities Act of 1933, as amended.

                  Additional Note Principal Balance:

                  (a) With respect to each Transfer Date, the aggregate Sales Prices of all Loans conveyed on such date.

                  (b) With respect to each Collateral Value Excess Date, an amount equal to the Additional Note Principal Balance that the Issuer sells to the Initial Noteholder pursuant to the Note Purchase Agreement on such Collateral Value Excess Date.

                  Adequately Capitalized: Shall mean the maintenance of capital ratios at or above the required minimum levels for such capital category under regulations promulgated pursuant to Section 1831(o) of Title 12 of the United States Code, as amended from time to time.

                  Administration Agreement: The Administration Agreement, dated as of September 25, 1998, among the Issuer and Advanta Mortgage Corp. USA, as Administrator.

                  Administrator: Advanta Mortgage Corp. USA or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

                  Advance Account: The account established and maintained pursuant to Section 5.04.

                  Affiliate: With respect to any specified Person, any "affiliate" of such Person as such term is defined in the United States Bankruptcy Code in effect from time to time, and the terms "controlling" and "controlled" have corresponding meanings.

                  Agreement: This Agreement, as the same may be amended and supplemented from time to time.

                  Allocation Percentage: With respect to a Loan Originator or the Depositor and as of any date of determination, the fraction (expressed as a percentage) for which the numerator shall equal the aggregate Transfer Cutoff Date Principal Balance of all Loans conveyed by such party minus the aggregate Transfer Cutoff Date Principal Balance of all such Loans subsequently resold pursuant to a Disposition or repurchased or substituted, and for which the denominator shall equal the aggregate Transfer Cutoff Date Principal Balance of all Loans minus the aggregate Transfer Cutoff Date Principal Balance of all Loans subsequently resold pursuant to a Disposition or repurchased or substituted.

                  ALTA: The American Land Title Association and its successors in interest.

                  AMCUSA: Advanta Mortgage Corp. USA, and any successor thereto.

                  ANB: Advanta National Bank, and any successor thereto.

                  Appraised Value: The value of the Mortgaged Property as set forth in an appraisal in accordance with the Underwriting Guidelines, made in connection with the origination of the related Loan.

                  ARM: Any Loan, the Loan Interest Rate with respect to which is subject to adjustment.

                  Assignment: A LPA Assignment or S&SA Assignment.

                  Assignment of Mortgage: With respect to any Loan, an assignment of the related Mortgage to Bankers Trust Company of California, N.A., as custodian or trustee under the applicable custodial agreement or trust agreement, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

                  Balloon Loan: Any Loan for which the related monthly payments, other than the monthly payment due on the maturity date thereof, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

                  Basic Documents: This Agreement, the Administration Agreement, the Custodial Agreement, the Indenture, the Loan Purchase Agreement, the Note Purchase Agreement, the Trust Agreement, each Hedging Instrument and, as and when required to be executed and delivered, the Assignments.

                  Borrower: The obligor or obligors on a Promissory Note.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in New York City, California or in the city in which the corporate trust office of the Indenture Trustee is located or the city in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

                  Certificateholder: A holder of a Trust Certificate.

                  Change Date: The date on which the Loan Interest Rate of each ARM is subject to adjustment.

                  Clean-up Call Date: The first Payment Date occurring on or after the end of the Revolving Period on which the Note Principal Balance declines to 10% or less of the aggregate Note Principal Balance as of the end of the Revolving Period.

                  Closing Date: September 25, 1998, or with respect to a Series of Notes subsequent to the Series issued on such date, as set forth in the related Indenture Supplement.

                  Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

                  Collateral Percentage: With respect to each Loan and any Business Day, a percentage determined as follows:

                  (a) with respect to all Loans other than Loans that are 30 or more days Delinquent and High LTV Loans, 96%;

                  (b) with respect to all High LTV Loans, 94%; and

                  (c) with respect to all Loans that are 30 or more days Delinquent, 90%.

                  Collateral Value: With respect to each Loan and each Business Day, an amount equal to (a) the lesser of (1) the Collateral Percentage of the Market Value of such Loan, and (2) 100% of the Principal Balance of such Loan as of the most recent Determination Date, less (b) the aggregate unreimbursed Servicing Advances and Periodic Advances attributable to such Loan as of the most recent Determination Date; provided, however, that the Collateral Value shall be zero with respect to each Loan (1) that a Loan Originator is required to repurchase pursuant to Section 2.05 or Section 3.06 hereof or (2) which is a Loan of the type specified in subparagraphs (i)-(vii) hereof and which is in excess of the limits permitted under subparagraphs (i)-(vii) hereof, or (3) which remains pledged to the Indenture Trustee later than 180 days after its related Transfer Date, or (4) which has been released from the possession of the Custodian to the Servicer or any Loan Originator for a period in excess of 14 days, or (5) which is a Loan which is 30 or more days Delinquent and remains pledged to the Indenture Trustee hereunder upon removal of some or all of the Loans pledged to the Indenture Trustee after a Disposition; provided further however:

                  (i) the aggregate Collateral Value of Loans which are Second Lien Loans may not exceed 20% of the aggregate Note Principal Balance;

                  (ii) the aggregate Collateral Value of Loans which are Mixed Use Loans may not exceed 1% of the Maximum Note Principal Balance;

                  (iii) the aggregate Collateral Value of Loans which are Balloon Loans may not exceed 25% of the Maximum Note Principal Balance;

                  (iv) the aggregate Collateral Value of first lien Loans that are High LTV Loans may not exceed 10% of the Maximum Note Principal Balance;

                  (v) the aggregate Collateral Value of Loans which are 30 to 59 days Delinquent as of the related Determination Date may not exceed 3% of the aggregate Note Principal Balance, provided, however that if the aggregate Collateral Value of all Loans that are 30 to 59 days Delinquent as of such date exceeds 3% of the aggregate Note Principal Balance as of such day, each Loan or portion thereof included in the portion of such aggregate Collateral Value in excess of such limit shall be deemed to be 60 to 89 days Delinquent;

                  (vi) the aggregate Collateral Value of Loans which are 60 to 89 days Delinquent as of the related Determination Date may not exceed 1% of the aggregate Note Principal Balance, provided, however that if the aggregate Collateral Value of all Loans that are 60 to 89 days Delinquent as of such date exceed 1% of the aggregate Note Principal Balance as of such day, each Loan or portion thereof included in the portion of such aggregate Collateral Value in excess of such limit shall be deemed to be 90 or more days Delinquent;

                  (vii) the aggregate Collateral Value of Loans which are 90 or more days Delinquent as of the most recent Determination Date (inclusive of all Loans that are deemed to be 90 or more days Delinquent pursuant to clause (vi) above and each Loan which is a Foreclosed Loan or which is an REO Property), may not exceed 0%; and

                  (viii) the aggregate Collateral Value of Loans which are secured by a Manufactured Dwelling may not exceed 5% of the Maximum Note Principal Balance.

                  Collateral Value Excess: With respect to any Business Day, an amount equal to the positive difference, if any, between (a) (i) the aggregate Collateral Value of all Loans in the Loan Pool on such Business Day, or (ii) in the event that a Performance Trigger shall have occurred and not been Deemed Cured, the aggregate Collateral Value of all Loans in the Loan Pool on such Business Day multiplied by 0.98 and (b) the Note Principal Balance on such Business Day.

                  Collateral Value Excess Date: Any Business Day on which a Collateral Value Excess exists and on which the Initial Noteholder purchases Additional Note Principal Balance in respect thereof pursuant to Section 2.01 hereof.

                  Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.01(a)(1) hereof.

                  Combined LTV or CLTV: With respect to any Loan, the ratio of
(a) the outstanding principal balance on the related date of origination of (i) such Loan plus (ii) the loan constituting the first lien (if any) to (b) the Appraised Value of the Mortgaged Property, expressed as a percentage.

                  Commission: The Securities and Exchange Commission.

                  Custodial Agreement: The custodial agreement dated as of September 25, 1998, among the Issuer, the Servicer, the Indenture Trustee and the Custodian, providing for the retention of the Custodial Loan Files by the Custodian on behalf of the Indenture Trustee.

                  Custodial Loan File: As defined in Section 2.04.

                  Custodian: Any custodian pursuant to the Custodial Agreement, which custodian shall not be affiliated with the Servicer, the Loan Originators, the Depositor or any Subservicer. Bankers Trust Company of California, N.A., a national banking association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

                  Custodian Fee: If applicable, the quarterly fee payable to the Custodian, calculated and payable on every third Payment Date pursuant to
Section 5.01(c)(3)(i) hereof. To the extent such fee is not paid pursuant to the Sale and Servicing Agreement, the Servicer shall pay such fee pursuant to
Section 6 of the Custodial Agreement.

                  Daily Interest Accrual Amount: With respect to each day, interest accrued at the Note Interest Rate with respect to such day on the Note Principal Balance as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day.

                  Deemed Cured: A Performance Trigger or Rapid Amortization Trigger shall be Deemed Cured when the condition that originally gave rise to such event has not continued for 20 consecutive days.

                  Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  Defaulted Loan: With respect to any Determination Date, any Loan, including, without limitation, any Liquidated Loan with respect to which any of the following has occurred as of the end of the preceding Remittance
Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer or any Subservicer has determined in good faith and in accordance with the servicing standard set forth in Section 4.01 that such Loan is in default or imminent default.

                  Defective Loan: As defined in Section 3.06(a) hereof.

                  Deleted Loan: A Loan replaced or to be replaced by one or more Qualified Substitute Loans.

                  Delinquent: A Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

                  Delivery: When used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Indenture Trustee or its custodian endorsed to the Indenture Trustee or its custodian or endorsed in blank;

                  (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to a securities intermediary (as defined in Section 8-102(a)(14) of the UCC) and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account (as defined in Section 8-501(a) of the UCC) of the Indenture Trustee, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of a securities intermediary by the amount of such certificated security and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account of the Indenture Trustee (all of the Trust Account Property described in Subsections (a) and (b), "Physical Property");

                  and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (c) with respect to any security issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account property to an account of a securities intermediary that is also a "participant" pursuant to applicable federal regulations; the making by such securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the securities account of the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the Issuer thereof in the name of the securities intermediary, and the making by such securities intermediary of appropriate entries in its records crediting such uncertificated certificates to the Indenture Trustee.

                  Denomination: With respect to a Note, the portion of the Note Principal Balance represented by such Note as specified therein.

                  Depositor: Advanta Loan Warehouse Corporation, a Delaware corporation, and any successors thereto.

                  Determination Date: With respect to any Payment Date occurring on the 25th day of a month, the third Business Day immediately preceding such Payment Date, and with respect to any other Payment Date, as mutually agreed by the Servicer and the Noteholders.

                  Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans, in each case by the Issuer.

                  Disposition Agent: Morgan Stanley & Co. Incorporated and its successors and assigns acting at the direction of the Majority Noteholders or such other Person designated by the Issuer with the consent of the Majority Noteholders; provided that with respect to any Disposition in connection with an Event of Default, or during a Termination Period, the Disposition Agent shall be Morgan Stanley & Co. Incorporated.

                  Disposition Participant: With respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Noteholders, the Issuer, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

                  Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Retained Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve funds upon the closing thereof plus or minus (y) the net positive or net negative value of all Hedging Instruments terminated in connection with such Disposition minus (z) all other amounts agreed upon in writing by the Initial Noteholder, the Trust and the Servicer.

                  Distribution Account: The account established and maintained pursuant to Section 5.01(a)(2) hereof.

                  Due Date: The day of the month on which the Monthly Payment is due from the Borrower with respect to a Loan.

                  Due Diligence Fees: Shall have the meaning provided in Section
11.15 hereof.

                  Eligible Account: At any time, an account which is: (i) maintained with a depository institution or trust company (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their three highest long-term rating categories or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Noteholders, any other account.

                  Eligible Servicer: (x) AMCUSA or (y) any other Person that (a)
(i) has been designated as an approved seller-servicer by FNMA or FHLMC for first and second mortgage loans and (ii) has equity of not less than $15,000,000, as determined in accordance with GAAP or (b) any other Person to which the Majority Noteholders may consent in writing.

                  Escrow Payments: With respect to any Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the related Borrower with the lender pursuant to the Mortgage or any other document.

                  Event of Default: Either a Servicer Event of Default or an Event of Default under the Indenture.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

                  Fidelity Bond: As described in Section 4.22 hereof.

                  Final Put Date: As defined in Section 10.05 of the Indenture.

                  First Lien Loan: A Loan secured by the lien on the related Mortgaged Property, subject to no prior liens on such Mortgaged Property.

                  FNMA: The Federal National Mortgage Association and any successor thereto.

                  Foreclosed Loan: As of any Determination Date, any Loan that as of the end of the preceding Remittance Period has been discharged as a result of (i) the completion of foreclosure or comparable proceedings by the Servicer, on behalf of the Issuer; (ii) the acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition of title to the related Mortgaged Property by operation of law.

                  Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Issuer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Loan.

                  GAAP: Generally accepted accounting principles as in effect in the United States.

                  Gross Margin: With respect to each ARM, the fixed percentage amount set forth in the related Promissory Note.

                  Hedge Funding Requirement: With respect to any day, all amounts required to be paid or delivered by the Issuer under any Hedging Instrument, whether in respect of payments thereunder or in order to meet margin, collateral or other requirements thereof. Such amounts shall be calculated by the Market Value Agent and noticed to the Indenture Trustee.

                  Hedge Value: With respect to any Business Day and a specific Hedging Instrument, the positive amount, if any, that is equal to the amount that would be paid to the Issuer in consideration of an agreement between the Issuer and an unaffiliated third party, that would have the effect of preserving for the Issuer the net economic equivalent, as of such Business Day, of all payment and delivery requirements payable to and by the Issuer under such Hedging Instrument until the termination thereof, as determined by the Market Value Agent in accordance with Section 6.03 hereof.

                  Hedging Counterparty: A Person (i) (A) the long-term and commercial paper or short-term deposit ratings of which are acceptable to the Majority Noteholders and (B) which shall agree in writing that, in the event that any of its long-term or commercial paper or short-term deposit ratings cease to be at or above the levels deemed acceptable by the Majority Noteholders, it shall secure its obligations in accordance with the reasonable request of the Majority Noteholders, (ii) that has entered into a Hedging Instrument and (iii) that is acceptable to the Majority Noteholders.

                  Hedging Instrument: Any interest rate cap agreement, interest rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Issuer with a Hedging Counterparty, and which requires the Hedging Counterparty to deposit all amounts payable thereby directly to the Collection Account. Each Hedging Instrument shall meet the requirements set forth in Article VII hereof with respect thereto.

                  High LTV Loans: First and second lien Loans with an LTV greater than 90% and less than or equal to 100%.

                  Indenture: The Indenture dated as of September 25, 1998, together with the Indenture Supplement, between the Issuer and the Indenture Trustee.

                  Indenture Supplement: With respect to a Series of Notes, the Indenture Supplement pursuant to which such Series of Notes was issued.

                  Indenture Trustee: Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee under the Indenture, or any successor indenture trustee under the Indenture.

                  Indenture Trustee Fee: As to any Payment Date, the amount payable to the Indenture Trustee pursuant to Section 5.01(c)(3)(i) equal to an amount as separately agreed in writing by the Indenture Trustee and the Servicer and with the approval of the Majority Noteholders, which approval shall not be unreasonably withheld.

                  Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Loan Originators, the Transfer Obligors, the Servicer, the Depositor or any of their respective Affiliates,
(ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Loan Originators, the Transfer Obligors, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with any of the Loan Originators, the Transfer Obligors, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originators, the Transfer Obligors, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originators, the Transfer Obligors, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

                  Independent Accountants: A firm of nationally recognized certified public accountants which is Independent.

                  Index: With respect to each ARM, the index set forth in the related Promissory Note for the purpose of calculating the Loan Interest Rate thereon.

                  Initial Noteholder: MSSFI.

                  Insurance Policies: With respect to any Mortgaged Property or Loan, the insurance policies required pursuant to Section 4.10.

                  Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of Insurance Policies and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Mortgaged Property or paid to the related Borrower.

                  Interest Carry-Forward Amount: With respect to any Payment Date, the excess, if any, of (A) the Interest Payment Amount for such Payment Date plus the Interest

Carry-Forward Amount for the prior Payment Date over (B) the amount in respect of interest that is actually paid from the Distribution Account on such Payment Date in respect of the interest for such Payment Date.

                  Interest Payment Amount: With respect to any Payment Date, the sum of the Daily Interest Accrual Amounts for all days in the related Accrual Period.

                  LIBOR: With respect to each day, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Initial Noteholder with the consent of the Issuer, such consent not to be unreasonably withheld), LIBOR for the applicable day will be the Reference Bank Rate. If no such rates can be obtained by the Initial Noteholder and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the first preceding day on which LIBOR has been determined in accordance with this definition.

                  LIBOR Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  LIBOR Determination Date: With respect to each day that is a LIBOR Business Day, such LIBOR Business Day, and with respect to any day that is not a LIBOR Business Day, the LIBOR Business Day preceding such day, as determined by the Initial Noteholder.

                  LIBOR Margin: With respect to each day, the percentage corresponding to the Unfunded Transfer Obligation Percentage as of such day, as set forth in the following table:

Unfunded Transfer Obligation Percentage:                         LIBOR Margin:
>= 8.00%                                                         0.60%

>= 5.00%, but < 8.00%                                            1.10%

< 5.00%                                                          2.10%

provided that the LIBOR Margin shall be equal to 2.10% upon the occurrence of an Event of Default or for the period commencing on the Clean-up Call Date.

                  Lien: With respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

                  Lifetime Cap: The provision in the Promissory Note for each ARM which limits the maximum Loan Interest Rate over the life of such ARM.

                  Liquidated Loan:  As defined in Section 4.12(b).

                  Liquidated Loan Losses: With respect to any Determination Date, the difference between (i) the aggregate Principal Balances as of such date of all Loans that became Liquidated Loans and (ii) all Liquidation Proceeds allocable to principal received prior to such date.

                  Liquidation Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Liquidated Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Mortgaged Property from Defaulted Loans and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof, in each case other than Insurance Proceeds and Released Mortgaged Property Proceeds.

                  Loan: Any loan sold to the Trust hereunder and pledged to the Indenture Trustee, which loan includes, without limitation, (i) a Promissory Note and related Mortgage and (ii) all right, title and interest of the related Loan Originator in and to the Mortgaged Property covered by such Mortgage. The term Loan shall be deemed to include the related Promissory Note, related Mortgage and related Foreclosure Property, if any.

                  Loan Documents: With respect to a Loan, the documents comprising the Custodial Loan File for such Loan.

                  Loan File: With respect to each Loan, the Custodial Loan File and the Servicer's Loan File.

                  Loan Interest Rate: With respect to each Loan, the annual rate of interest borne by the related Promissory Note, as shown on the Loan Schedule, and, in the case of an ARM, as the same may be periodically adjusted in accordance with the terms of such Loan.

                  Loan Originator: Each of Advanta National Bank, a national banking association, Advanta Mortgage Corp. USA, a Delaware corporation and Advanta Bank Corp., a Utah industrial loan corporation. "Loan Originators" shall mean all such entities, collectively, and any successors thereto.

                  Loan Originator Put: The mandatory repurchase by a Loan Originator, at the option of the Majority Noteholders, of a Loan pursuant to
Section 3.08(a) hereof.

                  Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Issuer pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been released from the Lien of the Indenture pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received after the applicable Transfer Cutoff Date (other than interest thereon accrued prior to such Transfer Cutoff Date), as identified from time to time on the Loan Schedule.

                  Loan Purchase Agreement: The Loan Purchase Agreement, among the Loan Originators (other than ANB and ABC), as sellers and the Depositor, as purchaser, dated as of September 25, 1998, and all supplements thereto.

                  Loan Schedule: The schedule of Loans conveyed to the Issuer and delivered to the Initial Noteholder and the Indenture Trustee in the form of a computer-readable transmission specifying the following information (a) with respect to each non-Wet Funded Loan conveyed on such date: (i) the Loan identifying number, (ii) the Borrower's name, (iii) the street address, city, state and zip code of the related Mortgaged Property, (iv) the original Principal Balance (v) the Transfer Cutoff Date Principal Balance, (vi) the Loan Interest Rate as of the Transfer Cutoff Date, (vii) whether such Loan has a fixed Loan Interest Rate, or, if such Loan is an ARM, the Index thereof, the Gross Margin thereof, the Lifetime Cap, and the adjustment date of the Loan;
(viii) the maturity date, (ix) whether such Loan is a First Lien Loan, a Second Lien Loan or a Loan that is more than 30 days Delinquent, (x) the date of the last Monthly Payment and the Due Date of such payment, (xi) whether such Loan is a Balloon Loan, (xii) whether such Loan is a Mixed Use Loan, (xiii) whether or not the loan has been assumed pursuant to an assumption agreement, (xiv) the related Loan Originator, (xv) the terms of any written instrument that modifies the Promissory Note or Mortgage (xvi) such other information as may be reasonably requested by the Majority Noteholders and the Indenture Trustee, and
(xvii) that such Loan is not a Wet Funded Loan, (xviii) a code indicating whether such Loan was previously a Wet Funded Loan, (xix) the temporary Wet Funded Loan number, if applicable, (xx) the Wet Custodial File Delivery Date; and (b) with respect to each Wet Funded Loan conveyed on such date: (i) the temporary Loan identifying number or the Borrower's name, (ii) the original Principal Balance, and (iii) a code indicating that such Loan is a Wet Funded Loan, and the Wet Custodial File Delivery Date.

                  Loan Schedule and Exceptions Report: The meaning set forth in the Custodial Agreement.

                  Loan-to-Value Ratio or LTV: With respect to any Loan, the ratio of the original outstanding principal amount of the Loan to the lesser of
(a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property.

                  LPA Assignment: The Assignment of Loans from the Loan Originators (other than ABC and ANB) to the Depositor under the Loan Purchase Agreement.

                  Majority Certificateholders: Has the meaning set forth in the Trust Agreement.

                  Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance. In the event of the release of the Lien of the Indenture in accordance with the terms thereof, the Majority Noteholders shall mean the Majority Certificateholders.

                  Manufactured Dwelling: Shall mean a fully attached manufactured home which is considered and treated as "real estate" under applicable state law.

                  Market Value: The market value of such Loan as of any Business Day as determined by the Market Value Agent in accordance with Section 6.03 hereof.

                  Market Value Agent: Morgan Stanley & Co. Incorporated and its successors in interest.

                  Maturity Date: With respect to the Notes of a given Series, as set forth in the related Indenture Supplement or such later date as may be agreed in writing by the Majority Noteholders, provided that if the Majority Noteholders shall exercise the Put Option or the Disposition Agent shall effect a Disposition, the Maturity Date for the Notes of such Series shall be the earlier of the Put Date and the date of a Disposition.

                  Maximum Note Principal Balance: For any Series of Notes, as set forth in the related Indenture Supplement, less the aggregate principal balance of the loans outstanding under the Warehouse Lines.

                  Mixed Use Loan: A Loan secured by a Mortgaged Property that is used primarily for residential purposes, but which is also used for non-residential purposes.

                  Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Borrower on the related Loan, as set forth in the related Promissory Note.

                  Monthly Remittance Amount: With respect to each Remittance Period, the sum, without duplication, of (i) the aggregate interest portions of the payments (whether or not collected) becoming due on the Loans during the immediately preceding Remittance Period, (ii) the aggregate principal payments on the Loans collected by the Servicer during the immediately preceding Remittance Period, (iii) the aggregate of amounts deposited into the Collection Account pursuant to Section 5.01(b)(1)(ii) through 5.01(b)(1)(vi) and Section 5.01(b)(1)(xi) during the immediately preceding Remittance Period and (iv) any Termination Price, Periodic Advances, cash Disposition Proceeds and payments by Hedging Counterparties received on or prior to the related Determination Date.

                  Moody's: Moody's Investors Service, Inc., or any successor thereto.

                  Mortgage: With respect to any Loan, the mortgage, deed of trust or other instrument securing the related Promissory Note, which creates a first or second lien on the fee in real property and/or a first or second lien on the leasehold estate in real property securing the Promissory Note and the assignment of rents and leases related thereto.

                  Mortgaged Property: With respect to a Loan, the related Borrower's fee and/or leasehold interest in the real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Promissory Note.

                  MSSFI: Morgan Stanley Securitization Funding Inc.

                  Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the prior Remittance Period, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation, Servicing Advances and Periodic Advances (including Nonrecoverable Servicing Advances and Nonrecoverable Periodic Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or Foreclosure Properties pursuant to Section 4.12 hereof.

                  Net Loan Interest Rate: With respect to each Loan, the related Loan Interest Rate, less the rate at which the Servicing Fee is calculated.

                  Net Loan Losses: With respect to any Defaulted Loan that is subject to a modification pursuant to Section 4.02 hereof, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

                  Nonrecoverable Periodic Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Loan which has not been previously reimbursed to the Servicer and which, in the good faith judgment of the Servicer, will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Loan. The determination by the Servicer that (i) it has made a Nonrecoverable Periodic Advance or (ii) that any proposed advance, if made, would constitute a Nonrecoverable Periodic Advance, shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Initial Noteholder detailing the reasons for such determination.

                  Nonrecoverable Servicing Advance: With respect to any Loan, any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, Liquidation Proceeds, Insurance Proceeds or the Released Mortgaged Property Proceeds or (b) a Servicing Advance proposed to be made in respect of a Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by certificate of a Servicing Officer delivered to the Initial Noteholder, would not be ultimately recoverable.

                  Note: The meaning assigned thereto in the Indenture.

                  Noteholder: The meaning assigned thereto in the Indenture.

                  Note Interest Rate: Interest will accrue on the Notes on each day at a per annum interest rate equal to LIBOR for the related LIBOR Determination Date plus the LIBOR Margin for such day.

                  Note Principal Balance: With respect to the Notes, as of any date of determination (a) the sum of the Additional Note Principal Balances of all Notes purchased on or prior to such date pursuant to the Note Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Notes prior to such day.

                  Note Purchase Agreement: The Note Purchase Agreement among MSSFI, the Issuer and the Depositor, dated as of September 25, 1998.

                  Note Redemption Amount: As of any Determination Date, an amount without duplication equal to the sum of (i) then outstanding Note Principal Balance plus all accrued and unpaid interest thereon as of the related Payment Date, (ii) any Trust Fees and Expenses due and unpaid on the related Payment Date, (iii) any Servicing Advance Reimbursement Amount as of such Determination Date, (iv) any Nonrecoverable Periodic Advances as of such Determination Date, and (v) all amounts due to Hedging Counterparties in respect of the termination of all related Hedging Instruments.

                  Officer's Certificate: A certificate signed by a Responsible Officer of the Depositor, ANB, ABC, the Servicer or the Issuer, in each case, as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel who may be employed by the Servicer, the Depositor, ANB, ABC or any of their respective Affiliates.

                  Overcollateralization Shortfall: With respect to any Payment Date, an amount equal to the positive difference, if any, between (a) the Note Principal Balance on such Payment Date and (b) (i) the aggregate Collateral Value of all Loans in the Loan Pool as of the last day of the related Remittance Period, or (ii) in the event that a Performance Trigger shall have occurred and not been Deemed Cured, the aggregate Collateral Value of all Loans in the Loan Pool as of the last day of the related Remittance Period multiplied by 0.98; provided, however, that, in either case, on (A) the Maturity Date, (B) the occurrence of a Rapid Amortization Trigger, (C) the Payment Date on which the Trust is to be terminated pursuant to Section 10.02 hereof, the Overcollateralization Shortfall shall be equal to the Note Principal Balance. Notwithstanding anything to the contrary herein, in no event shall the Overcollateralization Shortfall, with respect to any Payment Date, exceed the Note Principal Balance as of such date. With the written consent of the Majority Noteholders in their sole discretion, if as of such Payment Date, no Rapid Amortization Trigger or Default under this Agreement or the Indenture shall be in effect, the Overcollateralization Shortfall shall be reduced (but in no event to an amount below zero) by all or any portion of the aggregate Hedge Value as of such Payment Date as the Majority Noteholders may, in their sole discretion, designate in writing.

                  Owner Trustee: means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor owner trustee under the Trust Agreement.

                  Owner Trustee Fee: The annual fee of $2,500.00 payable in equal monthly installments to the Servicer pursuant to Section 5.01(c)(3)(i) which shall in turn pay, in one lump sum, such $2,500.00 to the Owner Trustee on the Scheduled Payment Date occurring in September each year during the term of this Agreement, commencing in September, 1999.

                  Payment Date: The 25th day of each calendar month commencing on the first such 25th day to occur after the first Transfer Date, or if any such day is not a Business Day, the first Business Day immediately following such day, and any day a Loan is sold pursuant to the terms hereof. From time to time, the Majority Noteholders and the Issuer may agree, upon written notice to the Owner Trustee and the Indenture Trustee, to additional Payment Dates in accordance with Section 5.01(c)(4).

                  Payment Period: With respect to each ARM, the period commencing on the first day of each calendar year and ending on the last day of such calendar year.

                  Payment Closing Date: With respect to each ARM, the first day of the calendar year or, if such day is not a Business Day, the next succeeding Business Day.

                  Payment Statement: As defined in Section 6.01(b) hereof.

                  Percentage Interest: As defined in the Trust Agreement.

                  Performance Trigger: With respect to any Determination Date, a Performance Trigger shall mean the existence of one or more of the following conditions as of such Determination Date:

                  (i) the aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 5% provided, however, that a Performance Trigger shall not occur if such percentage is reduced to less than 3% within 15 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

                  (ii) the aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 2%; provided, however, that a Performance Trigger shall not occur if such percentage is reduced to less than 1% within 15 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

                  (iii) the aggregate Liquidated Loan Losses for the three calendar month period preceding such Business Day divided by (y) the average Pool Principal Balance of the Loans during such three calendar month period is greater than 0.10%; and

                  A Performance Trigger shall continue to exist until Deemed Cured.

                  Periodic Advance: The aggregate of the advances made by the Servicer on any Payment Date pursuant to Section 4.09, the amount of any such advances being equal to the total of the interest portion of all Monthly Payments (net of the related Servicing Fee) on the Loans, that (x) were Delinquent as of the related Remittance Date and (y) have not been determined by the Servicer to be Nonrecoverable Periodic Advances; provided, that the aggregate amount payable by the Servicer on any Payment Date as a Periodic Advance shall not exceed the positive difference, if any, between (x) the funds on deposit in the Distribution Account and (y) the total amount distributable by the Indenture Trustee on such Payment Date pursuant to Section 5.01(c)(3)(i)-(iii).

                  Permitted Investments: Each of the following:

                  (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof if backed by the full faith and credit of the United States;

                  (2) direct U.S. government obligations or obligations of a federal agency that are backed by the full faith and credit of the U.S. government or by FNMA or FHLMC which are subject to a repurchase agreement that satisfies the following criteria: (A) it must be between the Indenture Trustee and either (x) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the three highest categories for long-term unsecured debt obligations by each Rating Agency or (y) banks rated in one of the three highest categories for long-term unsecured debt obligations by each Rating Agency; and (B) it must be in writing and include the following terms: (a) a term no greater than 60 days for any repurchase transaction; (b) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, and must have been delivered before or simultaneously with payment (i.e., perfection by possession of certificated securities); and (c) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by or on behalf of the Indenture Trustee under the repurchase agreement and, if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by or on behalf of the Indenture Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by or on behalf of the Indenture Trustee under such repurchase agreement;

                  (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof, including the Indenture Trustee; provided, however, that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its three highest long-term rating categories;

                  (4) deposits, including deposits with the Indenture Trustee, that are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

                  (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate Affiliates of the Indenture Trustee, which at the time the investment is made is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

                  (6) debt obligations rated by each Rating Agency at the time the investment is made in one of its three highest long-term rating categories (or those investments specified in paragraph (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its three highest long-term rating categories);

                  (7) money market funds that are rated by each Rating Agency at the time the investment is made in one of its three highest long-term rating categories; provided, that money market funds that allow for withdrawals on demand shall be deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement;

                  (8) debt obligations of the Initial Purchaser or its Affiliates; and

                  (9) any other investments that the Majority Noteholders may consent to in writing prior to the time at which such investment is made;

provided, however, that no instrument described in foregoing subparagraphs (1) through (8) shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

                  Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of S&P and Moody's.

                  Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  Physical Property: As defined in clause (b) of the definition of "Delivery" above.

                  PMI Policy or Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

                  Pool Principal Balance: With respect to any Determination Date, the aggregate Principal Balances of the Loans as of the end of the preceding Remittance Period; provided, however, that the Pool Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

                  Prepaid Installment: With respect to any Loan, any installment of principal thereof and interest thereon received prior to the scheduled due date for such installment, intended by the Borrower as an early payment thereof and not as a Prepayment with respect to such Loan.

                  Prepayment: Any payment of principal of a Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Loan shall be deemed to be Prepayments for all purposes of this Agreement.

                  Preservation Expenses: Expenditures made by the Servicer in connection with a foreclosed Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

                  Primary Parcel: With respect to any Mortgaged Property with multiple parcels, the parcel having the greatest Appraised Value.

                  Principal Balance: With respect to any Loan or related Foreclosure Property, (i) at the Transfer Cutoff Date, the Transfer Cutoff Date Principal Balance and (ii) with respect to any other Determination Date, the outstanding unpaid principal balance of the Loan as of the end of the preceding Remittance Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Loan prior to such day); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

                  Principal Carry-Forward Amount: With respect to any Payment Date, the excess, if any, of (A) the Overcollateralization Shortfall for such Payment Date plus the Principal Carry-Forward Amount for the prior Payment Date over (B) the amount in respect of principal that is actually distributed from the Distribution Account on such Payment Date.

                  Proceeding: Means any suit in equity, action at law or other judicial or administrative proceeding.

                  Promissory Note: With respect to a Loan, the original executed promissory note or other evidence of the indebtedness of the related Borrower or Borrowers.

                  Purchase Price: With respect to a Loan, the Principal Balance thereof as of the date of purchase or repurchase, plus all accrued and unpaid interest on such Loan to and including the date of purchase or repurchase computed at the applicable Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances and any unreimbursed Periodic Advances made by the Servicer with respect to such Loan (after deducting therefrom any amounts received in respect of such purchased or repurchased Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the date of repurchase). The Purchase Price shall be (i) increased by the net negative value or (ii) decreased by the net positive value of all Hedging Instruments terminated with respect to the purchase of such Loan. To the extent the Servicer does not reimburse itself for amounts, if any, in respect of the Servicing Advance Reimbursement Amount or Nonrecoverable Periodic Advances pursuant to
Section 5.01(c)(1) hereof, with respect to such Loan, the Purchase Price shall be reduced by such amounts.

                  Put/Call Loan: Any (i) Loan that has become 30 or more days Delinquent, (ii) Defaulted Loan, (iii) Loan that has been in default for a period of 30 days or more (other than a Loan referred to in clause (i) hereof),
(iv) Loan that does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (v) Loan that is inconsistent with the intended tax status of the Securitization.

                  Put Date: The date on which the Notes are to be purchased by the Issuer as a result of the exercise of the Put Option.

                  Put Option: The right of the Majority Noteholders to require the Issuer to repurchase the Notes in accordance with Section 10.04 of the Indenture.

                  Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer pursuant to the applicable Underwriting Guidelines.

                  Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan pursuant to Section 3.06 hereof, which (i) has or have been approved in writing by the Majority Noteholders and (ii) complies or comply as of the date of substitution with each representation and warranty set forth in
Section 3.05 hereof and is or are not 30 or more days Delinquent as of the date of substitution for such Deleted Loan or Loans.

                  Rapid Amortization Trigger: With respect to any Determination Date, a Rapid Amortization Trigger shall mean the existence of one or more of the following conditions as of such Determination Date:

                  (i) the aggregate Principal Balance of all Loans that are 30 to 59 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 6%; provided, however, that a Rapid Amortization Trigger shall not occur if such percentage is reduced to less than 3% within 15 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

                  (ii) the aggregate Principal Balance of all Loans that are 60 to 89 days Delinquent as of such Determination Date divided by the Pool Principal Balance as of such Determination Date is greater than 3%; provided, however, that a Rapid Amortization Trigger shall not occur if such percentage is reduced to less than 1% within 15 Business Days of such Determination Date as the result of the exercise of a Servicer Call;

                  (iii) (x) the aggregate Liquidated Loan Losses for the three calendar month period preceding such Determination Date divided by (y) the average Pool Principal Balance of the Loans during such three calendar month period is greater than 0.25%;

                  A Rapid Amortization Trigger shall continue to exist until it is Deemed Cured.

                  Rating Agencies: S&P and Moody's or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion, with the approval of the Issuer, which approval shall not be unreasonably withheld.

                  Record Date: With respect to each Payment Date, the close of business of the preceding Remittance Period.

                  Reference Bank Rate: With respect to any day, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month that are offered by the Reference Banks not affiliated with Morgan Stanley & Co. Incorporated as of 11:00 a.m., New York City time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Note Principal Balance, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Majority Noteholders, as of 11:00 a.m., New York City time, on such day for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the outstanding Note Principal Balance. If no such quotation can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding day.

                  Reference Banks: Three money center banks selected by the Initial Noteholder with the approval of the Issuer, which approval shall not be unreasonably withheld.

                  Released Mortgaged Property Proceeds: With respect to any Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Borrower in accordance with applicable law, the servicing standard set forth in Section 4.01 or this Agreement.

                  Remittance Date: The 18th calendar day of each month, if such date is not a Business Day, the first Business Day immediately following such day.

                  Remittance Period: With respect to any Determination Date or Payment Date, the calendar month immediately preceding such Determination Date or Payment Date, as the case may be.

                  REO Property: Real property (including all improvements and fixtures on the Mortgaged Property) acquired through foreclosure sale or by deed in lieu of foreclosure or otherwise.

                  Reserve Account: The account established and maintained pursuant to Section 5.01(a)(3) hereof.

                  Reserve Account Right: The rights of the Depositor, ANB and ABC, respectively, to receive releases from the Reserve Account in accordance with the terms hereof.

                  Responsible Officer: When used with respect to the Indenture Trustee or Custodian, any officer within the corporate trust office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, Depositor or any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer or Depositor and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer or Depositor and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter). When used with respect to the Depositor, the Loan Originators, the Transfer Obligors or the Servicer, the President, any Vice President, or the Treasurer.

                  Retained Securities: With respect to a Securitization, any subordinated securities issued or expected to be issued, or excess collateral value retained or expected to be retained, in connection therewith to the extent the Depositor, ANB or ABC or an Affiliate thereof decides in its sole discretion to retain, instead of sell, such securities.

                  Retained Securities Value: With respect to any Business Day and a Retained Security, the market value thereof as determined by the Market Value Agent in accordance with Section 6.03(d) hereof.

                  Revolving Period: With respect to a Note of a given Series, the period commencing on the Closing Date and ending on the earlier of (i) the date on which the Revolving Period is terminated pursuant to Section 2.07 and
(ii) the date set forth in the related Indenture Supplement.

                  Sales Price: The sum of the Collateral Values with respect to each Loan conveyed on such Transfer Date, subtracting any Overcollateralization Shortfall as of such date, after giving effect to all payments received in respect of principal thereon prior to the Transfer Cutoff Date as determined by the Servicer.

                  SAS 70: Relevant Statement on Auditing Standards issued by the Auditing Standards Board providing guidance on the factors an Independent Accountant should consider when auditing the financial reports of an entity that uses a service organization to process certain transactions.

                  S&SA Assignment: An Assignment, in the form of Exhibit C hereto, of Loans and other property from the Depositor, ANB and ABC, respectively, to the Issuer pursuant to this Agreement.

                  Second Lien Loan: A Loan secured by the lien on the Mortgaged Property, subject to one Superior Lien on such Mortgaged Property.

                  Securities: The Notes or Trust Certificates.

                  Securitization: A sale or transfer of loans, including Loans, to an Affiliate of the Depositor (other than the Loan Originators, the Depositor, Advanta Mortgage Holding Company, a Delaware corporation, Advanta Mortgage Corp. Midatlantic, a Pennsylvania corporation, Advanta Mortgage Corp. Midatlantic II, a Pennsylvania corporation, Advanta Mortgage Corp. Midwest, a Pennsylvania corporation, Advanta Mortgage Corp. of New Jersey, a New Jersey corporation, Advanta Mortgage Corp. Northeast, a New York corporation, Advanta Mortgage Conduit Services, Inc., a Delaware corporation and Advanta Finance Corp., a Nevada corporation) in order to effect one or a series of structured-finance securitization transactions, including but not limited to transactions involving the issuance of securities which may be treated for federal income tax purposes as indebtedness of Advanta Corp. or one or more of its wholly-owned subsidiaries.

                  Securityholder: Any Noteholder or Certificateholder.

                  Series: With respect to a Note, the related series of which such Note is a part, as specified in the Indenture Supplement. There shall be only one Series of Notes at any given time.

                  Servicer: Advanta Mortgage Corp. USA, in its capacity as the master servicer hereunder, or any successor appointed as herein provided.

                  Servicer Call: The optional repurchase by the Servicer of a Loan pursuant to Section 3.08(b) hereof.

                  Servicer Event of Default: As described in Section 9.01 hereof.

                  Servicer's Fiscal Year: January 1st through December 31st of each year.

                  Servicer's Loan File: With respect to each Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Loan, including, without limitation, copies of all of the Loan Documents included in the related Custodial Loan File.

                  Servicer's Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

                  Servicing Advance Reimbursement Amount: With respect to any Determination Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

                  Servicing Advances: As defined in Section 4.08 hereof.

                  Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 4.16 hereof.

                  Servicing Fee: As to each Loan (including any Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Loan), the fee payable monthly to the Servicer on each Payment Date, which shall be the product of 0.50% (50 basis points) and the Principal Balance of such Loan as of the beginning of the immediately preceding Remittance Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer, which fees shall be paid from the Servicing Fee.

                  Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, on the date hereof to the Issuer and the Indenture Trustee, on behalf of the Noteholders, as such list may from time to time be amended.

                  S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  State: Means any one of the States of the United States of America or the District of Columbia.

                  Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in Section 4.03 hereof in respect of the qualifications of a Subservicer.

                  Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

                  Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Loans as provided in Section 4.03 hereof, copies of which shall be made available, along with any modifications thereto, to the Initial Noteholder.

                  Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05 or Section 3.06 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Loans.

                  Superior Lien: With respect to any Second Lien Loan, the mortgage loan(s) having a superior priority lien on the related Mortgaged Property.

                  Termination Event: Shall have the meaning set forth in Section
5.17 of the Indenture.

                  Termination Period: Shall be the 30 day period commencing with the occurrence of a Termination Event or such other longer period as the Majority Noteholders may approve.

                  Termination Price: As of any Determination Date, an amount without duplication equal to the greater of (A) the Note Redemption Amount and
(B) the sum of (i) the Principal Balance of each Loan included in the Trust as of the end of the preceding Remittance Period; (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Net Loan Interest Rate to the end of the preceding Remittance Period; and (iii) the aggregate fair market value of each Foreclosure Property included in the Trust as of the end of the preceding Remittance Period, as determined by an Independent appraiser acceptable to the Majority Noteholders as of a date not more than 30 days prior to such Payment Date.

                  Transfer Cutoff Date: With respect to each Loan, the first day of the month in which the Transfer Date with respect to such Loan occurs.

                  Transfer Cutoff Date Principal Balance: As to each Loan, its Principal Balance as of the opening of business on the Transfer Cutoff Date (after giving effect to any payments received on the Loan before the Transfer Cutoff Date).

                  Transfer Date: With respect to each Loan, the day such Loan is sold to the Depositor by the Loan Originators (other than ANB and ABC) pursuant to the Loan Purchase Agreement and to the Issuer by the Depositor and ANB and ABC, as applicable, pursuant to Section 2.01 hereof.

                  Transfer Obligation: The obligation of the Transfer Obligors under Section 5.06 hereof to make certain payments in connection with Dispositions and other related matters.

                  Transfer Obligation Account: The account designated as such, established and maintained pursuant to Section 5.05 hereof.

                  Transfer Obligation Target Amount: With respect to any Payment Date or Collateral Value Excess Date, as applicable, the cumulative total of all withdrawals pursuant to Section 5.05(e), 5.05(f), 5.05(g), and 5.05(h) hereof from the Transfer Obligation Account to but not including such Payment Date minus any amount withdrawn from the Transfer Obligation Account to return to the Transfer Obligors pursuant to Section 5.05(i)(i).

                  Transfer Obligors: Advanta Corp., a Delaware corporation, and Advanta Mortgage Corp. USA, a Delaware Corporation, jointly and severally.

                  Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  Trust: Advanta Home Equity Loan Owner Trust 1998-MS1, the Delaware business trust created pursuant to the Trust Agreement.

                  Trust Agreement: The Trust Agreement dated as of September 25, 1998 among the Depositor and the Owner Trustee.

                  Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

                  Trust Accounts: The Distribution Account, the Collection Account, the Transfer Obligation Account and the Reserve Account.

                  Trust Certificate: The meaning assigned thereto in the Trust Agreement.

                  Trust Estate: Shall mean the assets subject to this Agreement, the Trust Agreement and the Indenture and assigned to the Trust, which assets consist of: (i) such Loans as from time to time are subject to this Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date, by the removal of Deleted Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Property, (iii) all payments in respect of interest due with respect to each Loan on or after the related Transfer Cutoff Date and all payments in respect of principal received on or after such Transfer Cutoff Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time deposited in the Distribution Account, Collection Account, the Transfer Obligation Account and the Reserve Account, including, without limitation, amounts on deposit in such accounts that are invested in Permitted Investments, (vi) lenders' rights under all Insurance Policies and to any Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Trust (but none of the obligations) in and to the obligations of Hedging Counterparties under Hedging Instruments and (ix) all right, title and interest of each of the Depositor and ANB and ABC and the Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originators (other than ANB and ABC) under the Loan Purchase Agreement pursuant to which the Depositor acquired the Loans from the Loan Originators (other than ANB and ABC), and all proceeds of any of the foregoing.

                  Trust Fees and Expenses: As of each Payment Date, an amount equal to the Servicing Compensation, the Owner Trustee Fee, the Indenture Trustee Fee and the Custodian Fee, if any.

                  UCC: The Uniform Commercial Code as in effect in the State of New York.

                  UCC Assignment: A form "UCC-2" or "UCC-3" statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

                  UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

                  Underwriting Guidelines: The underwriting guidelines (including the loan origination guidelines) provided to the Initial Noteholder on or prior to the date hereof by the Loan Originators or Affiliates thereof.

                  Unfunded Transfer Obligation: With respect to any date of determination, an amount equal to (x) the sum of (A) 10% of the aggregate Collateral Value (as of the related Transfer Date) of all Loans sold hereunder, plus (B) any amounts withdrawn from the Transfer Obligation Account for return to the Transfer Obligors pursuant to Section 5.05(i)(i) hereof prior to such Payment Date, less (y) the sum of (i) the aggregate amount of payments actually made by the Transfer Obligors in respect of the Transfer Obligation pursuant to
Section 5.06 and (ii) the aggregate amount of the Purchase Prices paid by the Loan Originators in respect of any Loan Originator Puts.

                  Unfunded Transfer Obligation Percentage: As of any date of determination, an amount equal to (x) the Unfunded Transfer Obligation as of such date, divided by (y) 100% of the aggregate Collateral Value as of the related Transfer Date of all Loans sold hereunder.

                  Warehouse Lines: The Amended and Restated Master Loan and Security Agreement, dated as of August 21, 1998, between Advanta Mortgage Corp. USA, et al. and Morgan Stanley Mortgage Capital Inc., together with the Master Repurchase Agreement, dated as of August 21, 1998, between Morgan Stanley Mortgage Capital Inc. and Advanta National Bank.

                  Wet Custodial File Delivery Date: With respect to a Wet Funded Loan, the twenty-first day after the related Transfer Date, provided that if a Default or Event of Default shall have occurred, the Wet Custodial File Delivery Date shall be the fifth day after the occurrence of such event.

                  Wet Funded Loan: A Loan which as of the related Transfer Date, the related Custodial Loan File shall not have been delivered to the Custodian.

                  Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

                  Section 1.02 Other Definitional Provisions.

                  (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this

Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

       CONVEYANCE OF THE TRUST ESTATE; ADDITIONAL NOTE PRINCIPAL BALANCES

                  Section 2.01 Conveyance of the Trust Estate; Additional Note
                               Principal Balances.

                  (a)(i) On the terms and conditions of this Agreement, on each Transfer Date, each of the Depositor, ANB and ABC, as applicable, agree to offer for sale and to sell Loans and deliver related Loan Documents to or at the direction of the Issuer. To the extent the Issuer has or is able to obtain sufficient funds for the purchase thereof, the Issuer agrees to purchase such Loans offered for sale by the Depositor, ANB and ABC, as applicable.

                  (ii) In consideration of the payment of the Additional Note Principal Balance pursuant to Section 2.06 hereof, the Depositor, ANB and ABC, as applicable, as of the initial Closing Date and concurrently with the execution and delivery hereof, hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor, ANB and ABC, as applicable, in and to the Trust Estate.

                  (iii) During the Revolving Period, on each Transfer Date, subject to the conditions precedent set forth in Section 2.06(a) and in accordance with the procedures set forth in Section 2.01(c), the Depositor, ANB and ABC, as applicable, pursuant to an S&SA Assignment, will assign to the Issuer without recourse all the right, title and interest of the Depositor, ANB and ABC, as applicable, in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such S&SA Assignment, including all interest accrued and principal received by the Loan Originators, the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Cutoff Date (and including Monthly Payments due on or after the related Transfer Cutoff Date but received by the Loan Originators on or before the related Transfer Cutoff Date and held for application on the related scheduled Due Dates, but not including interest accrued on the Loans before the related Transfer Cutoff
Date), together with all right, title and interest in and to the proceeds of any related Insurance Policies and all of the Depositor's rights, title and interest in and to (but none of its obligations under) the Loan Purchase Agreement and all proceeds of the foregoing.

                  (iv) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Issuer of any of the obligations of the Depositor, the Loan Originators or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

                  (b) As of the Closing Date and as of each Transfer Date, the Issuer acknowledges (or will acknowledge pursuant to the S&SA Assignment) the conveyance to it of the Trust Estate, including all rights, title and interest of the Depositor, ANB and ABC, as applicable, in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, as of the initial Closing Date and as of each Transfer Date, pursuant to the Indenture the Issuer pledges the Trust Estate to the Indenture Trustee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Trust Certificates to be authenticated and delivered to or at the direction of the Depositor, ANB and ABC, respectively.

                  (c)(i) Pursuant to and subject to the Note Purchase Agreement, the Trust may, at its sole option, from time to time request that the Initial Noteholder advance on any Transfer Date and on any Collateral Value Excess Date, Additional Note Principal Balances and the Initial Noteholder shall remit on such Transfer Date or Collateral Value Excess Date, as the case may be, to the Advance Account an amount equal to the Additional Note Principal Balance.

                  (ii) Notwithstanding anything to the contrary herein, in no event shall the Initial Noteholder be required to advance Additional Note Principal Balances on a Transfer Date if the conditions precedent to a transfer of the Loans under Section 2.06(a) and the conditions precedent to the purchase of Additional Note Principal Balances set forth in Section 3.01 of the Note Purchase Agreement have not been fulfilled.

                  (iii) Notwithstanding anything to the contrary herein, in no event shall the Initial Noteholder be required to advance Additional Note Principal Balance on a Collateral Value Excess Date if the conditions precedent thereto set forth in Section 2.06(b) and the conditions precedent to the purchase of Additional Note Principal Balances set forth in Section 3.01 of the Note Purchase Agreement have not been fulfilled.

                  (iv) The Servicer shall appropriately note such Additional Note Principal Balance (and the increased Note Principal Balance) in the next succeeding Payment Statement; provided, however, that failure to make any such notation in such Payment Statement or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. The Initial Noteholder shall record on the schedule attached to such Noteholder's Note, the date and amount of any Additional Note Principal Balance advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

                  (v) Absent manifest error, the Note Principal Balance of each Note as set forth in the Initial Noteholder's records shall be binding upon the Noteholders and the Trust, notwithstanding any notation made by the Servicer in its Payment Statement pursuant to the preceding paragraph.

                  Section 2.02 Ownership and Possession of Loan Files.

                  With respect to each Loan, as of the related Transfer Date the ownership of the related Promissory Note, the related Mortgage and the contents of the related Servicer's Loan File and Custodial Loan File shall be vested in the Trust for the benefit of the Securityholders, although possession of the Servicer's Loan File (other than items required to be maintained in the Custodial Loan Files) on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Custodial Loan Files as contemplated in Section 2.05 hereof.

                  Section 2.03 Books and Records; Intention of the Parties.

                  (a) As of each Transfer Date, the sale of each of the Loans conveyed on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Depositor and the Loan Originators, as the case may be, as a sale of assets by the Depositor and the Loan Originators, as the case may be, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of each Loan, as of the related Transfer Date, by the Issuer and for the benefit of the Securityholders.

                  (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments of the Trust Estate on the initial Closing Date, on each Transfer Date and as otherwise contemplated by the Basic Documents and the Assignments shall constitute a sale of the Trust Estate including, without limitation, the Loans and all other property comprising the Trust Estate specified in Section 2.01(a) hereof, from the Depositor, ANB, ABC, as applicable, to the Issuer and such property shall not be property of the Depositor, ANB or ABC. The parties hereto shall treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

                  (c) If any of the assignments and transfers of the Loans and the other property of the Trust Estate specified in Section 2.01(a) hereof to the Issuer pursuant to this Agreement or the conveyance of the Loans or any of such other property of the Trust Estate to the Issuer, other than for federal, state and local income or franchise tax purposes, is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor, ANB and ABC intend that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property, (i) consisting of Loans and related property, the Depositor, ANB and ABC, as applicable, shall be deemed to have granted, as of the related Transfer Date, to the Issuer a first priority security interest in the entire right, title and interest of the Depositor, ANB and ABC, as applicable, in and to such Loans and proceeds and all other property conveyed to the

Issuer as of such Transfer Date, (ii) consisting of any other property specified in Section 2.01(a), the Depositor, ANB and ABC, as applicable, shall be deemed to have granted, as of the initial Closing Date, to the Issuer a first priority security interest in the entire right, title and interest of the Depositor, ANB and ABC, as applicable, in and to such property and the proceeds thereof. In such event, with respect to such property, this Agreement shall constitute a security agreement under applicable law.

                  (d) Within ten (10) days of the initial Closing Date, the Depositor, ANB and ABC shall, at each party's sole expense, cause to be filed UCC-1 Financing Statements naming the Issuer as "secured party" and describing the Trust Estate being sold by the Depositor, ANB and ABC, respectively, to the Issuer with the office of the Secretary of State of the state in which the Depositor, ANB and ABC are located.

                  Section 2.04 Delivery of Loan Documents.

                  (a) The related Loan Originator shall, no less than four (4) Business Days prior to the related Transfer Date, or such other time as mutually agreed upon between the related Loan Originator and the Custodian (or in the case of a Wet Funded Loan, on or before the related Wet Custodial File Delivery
Date), deliver or cause to be delivered to the Custodian, as the designated agent of the Indenture Trustee, a Loan Schedule and each of the following documents (collectively, the "Custodial Loan File"):

                           (i) The original Promissory Note bearing all intervening endorsements, endorsed either
                                    (i) "Pay to the order of Bankers Trust
                                    Company of California, N.A., as custodian or trustee under the applicable custody or trust agreement, without recourse" or (ii) "Pay to the order of Bankers Trust Company of California, N.A., as custodian or trustee under the applicable custody or trust agreement, without recourse, Advanta as Servicer," or (iii) "Pay to the order of Bankers Trust Company of California, N.A., as custodian or trustee" by [Loan Originator, signature, name, title] and signed in the name of the previous owner by an authorized offer (in the event that the Loan was acquired by the previous owner in a merger the signature must be in the following form: "[the previous owner], successor by merger to [name of predecessor]", in the event that the Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the previous owner], formerly known as [previous name]". The original Promissory Note should be accompanied by any riders made in connection with the origination of the related Loan;

                           (ii) The original of the guarantee executed in connection with the Promissory Note (if any).

                           (iii) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Servicer certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                           (iv)     The originals of all assumption,
                                    modification, consolidation or extension agreements (if any) with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Servicer certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                           (v) The original, or a certified copy of, the Assignment of Mortgage of each Loan to "Bankers Trust Company of California, N.A., as custodian or trustee" (provided, however, that such Assignment of Mortgage shall not be required in those cases in which Bankers Trust Company of California, N.A., as custodian or trustee is the mortgagee of record). In the event that the Loan was acquired by the previous owner in a merger, the Assignment of Mortgage must be in the "(previous owner), successor by merger to (names of predecessor)"; and in the event that the Loan was acquired or originated by the previous owner while doing business under another name, the Assignment of Mortgage must be by the "(previous owner), formerly known as (previous name)".

                           (vi) The originals of, or a certified copy of, all intervening assignments of mortgage (if any) with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Servicer certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                           (vii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Loan.

                  In addition, if in connection with a Disposition the Loan Originator or any Affiliate is notified by any Disposition Participant that the Loan Originator will be required to deliver the following items to the Custodian with respect to the Loan Originator's mortgage loan securitization program, then the following item will also be required:

                           (viii) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the original irrevocable commitment to issue the same.

                  (b) The Loan Originator shall, on the related Transfer Date (or in the case of a Wet Funded Loan, on or before the related Wet Custodial File Delivery Date), deliver or cause to be delivered to the Servicer for the benefit of the Indenture Trustee, as secured party on behalf of the Noteholders, the related Servicer's Loan File.

                  (c) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of California and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Loan Originators, the Servicer or any other party.

                  Section 2.05 Acceptance by the Indenture Trustee of the Loans;
                               Certain Substitutions and Repurchases;
                               Certification by the Custodian.

                  (a) The Indenture Trustee declares that it will cause the Custodian to hold the Custodial Loan Files and any additions, amendments, replacements or supplements to the documents contained therein, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee further agrees to cause the Custodian to execute and deliver such certifications as are required under the Custodial Agreement and to otherwise direct the Custodian to perform all of its obligations with respect to the Custodial Loan Files in strict accordance with the terms of the Custodial Agreement.

                  (b)(i) With respect to any Loans which are set forth as exceptions in the Loan Schedule and Exceptions Report (after giving effect to the proviso in Section 2.04(a)), the related Loan Originator shall cure such exception by delivering such missing documents to the Custodian or otherwise curing the defect no later than (A) other than Loan Documents specified in clause (B) below, in the case of (x) a non-Wet Funded Loan, 5 Business Days, or
(y) in the case of a Wet Funded Loan one Business Day, in each case, following the receipt of the first Loan Schedule and Exceptions Report listing such exception with respect to such Loan or (B) in the case of Loan Documents referenced in Section 2.04(a) (iii), (iv) (vi) and (viii) 30 days after the related Transfer Date or with respect to Wet Funded Loans, from the related Wet Custodial File Delivery Date.

                  (ii) In the event that, with respect to any Loan, the related Loan Originator does not comply with the document delivery requirements of this
Section 2.05, the related Loan Originator shall purchase such Loan within one Business Day of notice thereof from the Indenture Trustee at the Purchase Price with respect to such Loan by depositing such Purchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and related Loan Originator may comply with the substitution provisions of Section 3.06 hereof. The related Loan Originator shall provide the Servicer, the Indenture Trustee, the Issuer and the Initial Noteholder with a certification of a Responsible Officer prior to such repurchase or substitution indicating that the related Loan Originator intends to repurchase or substitute such Loan.

                  (iii) It is understood and agreed that the obligation of the related Loan Originator to repurchase or substitute any such Loan pursuant to this Section 2.05(b) shall constitute the sole remedy against it with respect to such failure to comply with the foregoing delivery requirements.

                  (c) In performing its reviews of the Custodial Loan Files pursuant to the Custodial Agreement, the Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction.

                  (d) The Servicer's Loan File shall be held in the custody of the Servicer (i) for the benefit of, and as agent for, the Noteholders and (ii) for the benefit of the Indenture Trustee, on behalf of the Noteholders, for so long as the Notes are outstanding; after the Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(d), the Indenture Trustee shall be deemed to have possession of the Servicer's Loan Files for purposes of
Section 9-305 of the UCC of the state in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. Subject to Section 8.01(d), the Servicer agrees to indemnify the Securityholders and the Indenture Trustee, its officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of the negligence or willful misfeasance by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee or the Majority Noteholders. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

                  Section 2.06 Conditions Precedent to Transfer Dates and
                               Collateral Value Excess Dates.

                  (a) On each Transfer Date, the Depositor, ANB and ABC, as applicable, shall convey to the Issuer, the Loans and the other property and rights related thereto described in the related S&SA Assignment, and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Additional Note Principal Balance in the Advance Account (or in the case of Wet Funded Loans, in the Reserve Account to the extent of the Sales Prices therefor) in respect thereof, and the Servicer shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Additional Note Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Depositor, ANB and ABC, respectively.

                           (i) the Depositor, ANB and ABC, as applicable, shall have delivered to the Issuer and the Initial Noteholder duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Initial Noteholder a computer readable transmission of such Loan Schedule;

                           (ii) the Depositor, ANB and ABC, as applicable, shall have deposited in the Collection Account all collections received with respect to each of the Loans on and after the applicable Transfer Cutoff Date;

                           (iii) as of such Transfer Date, neither the Loan Originators, nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or (C) have reason to believe that its insolvency is imminent;

                           (iv)     the Revolving Period shall not have
                                    terminated;

                           (v) as of such Transfer Date, there shall be no Overcollateralization Shortfall;

                           (vi) in the case of non-Wet Funded Loans, the Issuer shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Noteholder shall have received a copy of the Loan Schedule and Exceptions Report reflecting such delivery;

                           (vii) each of the representations and warranties made by the Loan Originators pursuant to
                                    Section 3.05 with respect to the Loans shall be true and correct in all material respects as of the related

                                    Transfer Date with the same effect as if then made, and the Depositor, ANB and ABC shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

                           (viii) the Depositor, ANB and ABC shall each, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Loans identified in the LPA Assignment (with respect to Loans sold by the Depositor) and S&SA Assignment have been sold to the Issuer pursuant to this Agreement and the S&SA Assignment;

                           (ix) the Depositor, ANB and ABC shall have taken any action requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Trust Estate;

                           (x) no selection procedures believed by the Depositor, ANB or ABC to be adverse to the interests of the Noteholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

                           (xi) the Depositor, ANB or ABC, as applicable, shall have provided the Issuer, the Indenture Trustee and the Initial Noteholder no later than one Business Day prior to such date a Notice of Additional Note Principal Balance in the form of Exhibit A hereto;

                           (xii) after giving effect to the Additional Note Principal Balance associated therewith, the Note Principal Balance will not exceed the Maximum Note Principal Balance;

                           (xiii) all conditions precedent to the Depositor's purchase of Loans pursuant to the Loan Purchase Agreement shall have been fulfilled as of such Transfer Date; and

                           (xiv) all conditions precedent to the Noteholders' purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such date.

                  (b) On each Collateral Value Excess Date, upon the satisfaction of conditions set forth in subclauses (iii), (iv), (ix), (xi),
(xii), (xiii) and (xiv) of Section 2.06(a) on such Collateral Value Excess Date, the Issuer shall deposit or cause to be deposited into (i) the Transfer Obligation Account, cash in the amount equal to the lesser of (A) the Additional Note Principal Balance and (B) the Transfer Obligation Target Amount and (ii) the Advance Account the excess (if any) of the Additional Note Principal Balance over the amount deposited into the Transfer Obligation Account pursuant to clause (i) above; provided that, in the case of Wet Funded Loans, the Additional Note Principal Balance shall be deposited in the Reserve Account to the extent of the Sales Prices therefor. The Servicer shall withdraw the amount deposited in respect of Additional Note Principal Balance from the Advance Account in respect of such deposit and distribute such amount to or at the direction of the Depositor, ANB and ABC in accordance with the Allocation Percentage.

                  Section 2.07 Termination of Revolving Period.

                  Upon the occurrence of (i) an Event of Default or Default or
(ii) a Rapid Amortization Trigger, the Initial Noteholder (if still a Noteholder) may, in its sole discretion, terminate the Revolving Period.

                  Section 2.08 Correction of Errors.

                  The parties hereto shall cooperate to reconcile any errors in calculating the Sales Price from and after the Closing Date. In the event that an error in the Sales Price is discovered by either party, including without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest, Overcollateralization Shortfall or aggregate unreimbursed Servicing Advances and Periodic Advances attributable to the applicable Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefitted from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.



                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01 Representations and Warranties of the Depositor.

                  The Depositor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of each Closing Date, as of each Transfer Date and as of each Collateral Value Excess Date:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

                  (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Depositor, would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Depositor, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

                  (h) As of the Transfer Date related thereto, Depositor did not sell the Loans sold thereon to the Trust with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale;

                  (i) As of the Transfer Date related thereto, the Depositor had good title to, and was the sole owner of, each Loan sold thereon free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Trust good title to, and the Trust will be the sole owner of, each Loan transferred thereon free and clear of any lien;

                  (j) As of the Transfer Date related thereto, the Depositor acquired title to each of the Loans sold thereon in good faith, without notice of any adverse claim;

                  (k) None of the Basic Documents to which the Depositor is a party, nor any Officer's Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

                  (m) As of the Transfer Date related thereto, the transfer, assignment and conveyance of the Loans by the Depositor thereon pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (n) (i) The Depositor's principal place of business and chief executive offices are located at One Righter Parkway, Wilmington, Delaware 19803; and

                  (o) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time.

                  Section 3.02 Representations and Warranties of the Loan
                               Originators.

                  Each Loan Originator hereby represents and warrants to the other parties hereto and the Securityholders that as of each Closing Date, as of each Transfer Date and as of each Collateral Value Excess Date:

                  (a) The Loan Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located and (ii) is in compliance with the laws of any such jurisdiction, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and had at all relevant times, full corporate power to originate the Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Loan Originator's articles of organization or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any contract, agreement or other instrument to which the Loan Originator is a party or which may be applicable to the Loan Originator or any of its assets;

                  (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the knowledge of the Loan Originator, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Loan Originator, would prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Loan Originator, would prohibit or materially and adversely affect the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party,
         (2) the issuance of the Securities, (3) the sale of the Loans under the Loan Purchase Agreement (to the extent such Loan Originator is a party thereto), (4) the sale by ANB and ABC, respectively, of the Loans under this Agreement, or (5) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date;

                  (g) Immediately prior to the Transfer Date related thereto, the Loan Originator had good title to the Loans sold on such Transfer Date without notice of any adverse claim;

                  (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Loan Originator to the Initial Noteholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Loan Originator to the Initial Noteholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  (i) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

                  (j) As of the Transfer Date related thereto, the Loan Originator has transferred the Loans transferred on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

                  (k) As of the Transfer Date related thereto, the Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold on such Transfer Date to the Depositor;

                  (l) (i) Advanta National Bank's principal place of business and chief executive offices are located at One Righter Parkway, Wilmington, Delaware 19803; (ii) Advanta Mortgage Corp. USA's principal place of business and chief executive offices are located at Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania 19477; and (iii) Advanta Bank Corp.'s principal place of business and chief executive offices are located at 11850 South Election Drive, Draper, Utah, 84020;

                  (m) with respect to ANB and ABC only, such party is an "insured depository institution" (within the meaning of Section 1813(c)(2) of Title 12 of the United States Code) and accordingly, makes the following additional representations and warranties:

                           (1) the Basic Documents do not violate any statutory or regulatory requirements applicable to such party;

                           (2) the Basic Documents have been (i) executed contemporaneously with the definitive agreement reached by such party and the parties to the Basic Documents, (ii) approved by a specific resolution by such party's board of directors, which approval shall be reflected in the minutes of said board, and (iii) entered into the official records of such party, a copy of which approvals, certified by a Secretary, Assistant Secretary, vice president or higher officer of such party, has been provided to the Depositor;

                           (3) the aggregate amount of the Sales Price of all Loans conveyed on each Transfer Date by such party to the Depositor does not exceed any restrictions or limitations imposed by the board of directors of such party;

                           (4) such party is at least Adequately Capitalized.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer. Upon discovery by any Loan Originator, the Depositor, the Servicer, the Indenture Trustee or the Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Loan Originator set forth in Sections 2.05 and 3.06 hereof to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Servicer, the Indenture Trustee or the Trust respecting a breach of the representations and warranties contained in this Section 3.02. The fact that the Initial Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Securityholders' rights to demand repurchase or substitution as provided under this Agreement.

                  Section 3.03 Representations, Warranties and Covenants of the
                               Servicer.

                  The Servicer hereby represents and warrants to and covenants with the other parties hereto and the Securityholders that as of each Closing Date, as of each Transfer Date and as of each Collateral Value Excess Date:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located, and
         (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and to perform its duties under each Basic Document to which it is a party and had at all relevant times, full corporate power to own its property, to carry on its business as currently conducted, to service the Loans and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Servicer of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which are applicable to the Servicer or any of its assets;

                  (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic

         Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Servicer is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Servicer and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Servicer, would prohibit its entering into any Basic Document to which it is a party, (B) seek to prevent the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Servicer, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, any Basic Document to which it is a party or the Securities, or for the consummation of the transactions contemplated by any Basic Document to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Servicer to the Initial Noteholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Servicer to the Initial Noteholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  (h) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to under the Basic Documents to which it is a party;

                  (i) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Fee shall be treated by the Servicer, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement; and

                  (j) The Servicer is an Eligible Servicer and covenants to remain an Eligible Servicer or, if not an Eligible Servicer, each Subservicer is an Eligible Servicer and the Servicer covenants to cause each Subservicer to be an Eligible Servicer.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Indenture Trustee or the Custodian on its behalf and shall inure to the benefit of the Depositor, the Securityholders, the Indenture Trustee and the Issuer. Upon discovery by any of the Loan Originators, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Issuer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Loans or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The fact that the Initial Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation shall not affect the Securityholders' rights to exercise their remedies as provided under this Agreement.

                  Section 3.04 Representations and Warranties of the Transfer
                               Obligors.

                  Each Transfer Obligor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of each Closing Date, as of each Transfer Date and as of each Collateral Value Excess
Date:

                  (a) The Transfer Obligor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery of each Basic Document to which it is a party by the Transfer Obligor and its performance of and compliance with all of the terms thereof will not violate the Transfer Obligor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transfer Obligor is a party or which is applicable to the Transfer Obligor or any of its material assets;

                  (c) The Transfer Obligor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Transfer Obligor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Transfer Obligor is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Transfer Obligor and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transfer Obligor or its properties or materially and adversely affect the performance of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Transfer Obligor currently pending with regard to which the Transfer Obligor has received service of process and no action or proceeding against, or investigation of, the Transfer Obligor is, to the knowledge of the Transfer Obligor, threatened or otherwise pending before any court, administrative agency or other tribunal that
         (A) if determined adversely to the Transfer Obligor, would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Transfer Obligor, would prohibit or materially and adversely affect the performance by the Transfer Obligor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Transfer Obligor of, or compliance by the Transfer Obligor with, any of the Basic Documents to which it is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the such date;

                  (g) The Transfer Obligor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transfer Obligor; and

                  (h) None of the Basic Documents to which it is a party, nor any Officer's Certificate, statement, report or other document prepared by the Transfer Obligor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                  Section 3.05 Representations and Warranties Regarding Loans.

                  The Loan Originator which sold the related Loan hereby represents and warrants to the other parties hereto and the Securityholders, with respect to each such Loan as of the related Transfer Date (except as otherwise expressly agreed in writing by the Majority Noteholders):

                  (1) Loans as Described. The information set forth in the Loan Schedule with respect to the Loan is complete, true and correct in all material respects as of the related Transfer Cutoff Date.

                  (2) Payments Current. With respect to each Loan other than a delinquent Loan, no payment required under the Loan is delinquent beyond the applicable grace period. With respect to each Loan that is 30 to 59 days Delinquent, no payment required under the Loan is delinquent in excess of 59 days (without regard to any grace period) and with respect to each Loan that is 60 to 89 days Delinquent, no payment required under the Loan is delinquent in excess of 89 days (without regard to any grace period).

                  (3) No Outstanding Charges. There are no material defaults in complying with the terms of the Mortgage securing the Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Loan Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required under the Loan, except for interest accruing from the date of the Promissory Note or date of disbursement of the proceeds of the Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

                  (4) Original Terms Unmodified. The terms of the Promissory Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination (other than those which would not result in a material adverse effect on the validity or enforceability thereof); except by a written instrument which has been recorded, if necessary to protect the interests of the Indenture Trustee, and which has been delivered to the Indenture Trustee, and the terms of which are reflected in the Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Loan Schedule. No Borrower in respect of the Loan has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by such policy, and which assumption agreement is part of the Custodial Loan File delivered to the Indenture Trustee and the terms of which are reflected in the Loan Schedule.

                  (5) Modification of Loan. The Loan has not been amended or modified in a manner that would materially and adversely effect the value of such Loan.

                  (6) No Defenses. The Loan is not subject to any valid and enforceable right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Promissory Note or the Mortgage, or the exercise of any right thereunder, render either the Promissory Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no, to the Loan Originator's knowledge, Borrower in respect of the Loan was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Loan was originated other than in cases in which the Loan was originated in connection with a Borrower emerging from a bankruptcy and such Loan was approved by the trustee in bankruptcy. No Loan Originator has knowledge nor has any Loan Originator received any notice that any Borrower in respect of the Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (7) Hazard Insurance. The improvements upon the Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the Loan Originator as of the date of origination consistent with the Underwriting Guidelines in an amount not less than the lesser of
                           (i) the outstanding principal balance of the related Loan (together, in the case of a Second Lien Loan, with the outstanding principal balance of the first lien), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or,
                           (iii) the full insurable value of the Mortgaged Property. If required by the Federal Emergency Management Agency, if any portion of the Mortgaged Property is in an area identified by any federal governmental authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier (unless the Underwriting Guidelines provide that such insurance is not necessary if the portion of the Mortgaged Property in the flood area is limited to the lot, and does not include the location of any structures), in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the Loan Originator, its successors and assigns (including without limitation, subsequent owners of the Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by the Loan Originator. All premiums on such insurance policy have been paid. The related Mortgage obligates the Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Where required by state law or regulation, the Borrower has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. The Loan Originator has not engaged in, and has no knowledge of the Borrower's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Loan Originator.

                  (8) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Loan at the time it was originated have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

                  (9) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. No Loan Originator has waived the performance by the Borrower of any action, if the Borrower's failure to perform such action would cause the Loan to be in default, nor has any Loan Originator waived any default resulting from any action or inaction by the Borrower.

                  (10) Location and Type of Mortgaged Property. The Mortgaged Property is located in the United States at the location identified in the Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home. Other than with respect to Mixed Use Loans, no portion of the Mortgaged Property is used for commercial purposes.

                  (11) Valid Lien. The Mortgage is a valid, subsisting, enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity) and perfected
                           (A) first lien and first priority security interest with respect to each Loan which is indicated by the Loan Originator to be a first lien (as reflected on the Loan Schedule) or (B) second lien and second priority security interest with respect to each Loan which is indicated by such Loan Originator to be a second lien (as reflected on the Loan Schedule), in either case, on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to: (1) the lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other exceptions to title acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Loan or (b) which do not materially and adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and (4) with respect to each Loan which is indicated by the Loan Originators to be a Second Lien Loan (as reflected on the Loan Schedule) a first lien on the Mortgaged Property.

                                    Any security agreement, chattel mortgage or
                           equivalent document related to and delivered in connection with the Loan establishes and creates a valid, subsisting and enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity)
                           (A) first lien and first priority security interest with respect to each Loan which is indicated by a Loan Originator to be a First Lien Loan (as reflected on the Loan Schedule) or (B) second lien and second priority security interest with respect to each Loan which is indicated by a Loan Originator to be a Second Lien Loan (as reflected on the Loan Schedule), in either case, on the property described therein and such Loan Originator has full right to pledge and assign the same to the Indenture Trustee.

                  (12) Validity of Mortgage Documents. The Promissory Note and the Mortgage and any other agreement executed and delivered by a Borrower or guarantor, if applicable, in connection with a Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity) in accordance with its terms. All parties to the Promissory Note, the Mortgage and any other such related agreement had legal capacity to enter into the Loan and to execute and deliver the Promissory Note, the Mortgage and any such agreement, and the Promissory Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. To the Loan Originator's knowledge, no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Loan has taken place on the part of any Person, including, without limitation, the Borrower, any appraiser, any builder or developer, or any other party involved in the origination of the Loan. The Loan Originators have reviewed all of the documents constituting the Servicing File and has made such inquiries as they deem necessary to make and confirm the accuracy of the representations set forth herein.

                  (13) Full Disbursement of Proceeds. The Loan has been closed and the proceeds of the Loan have been fully disbursed and there is no further requirement for future advances thereunder, and either (i) any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with or (ii) an escrow of funds for the completion of any on-site or off-site improvements has been established in an amount sufficient to make all repairs required by the Loan Originator to the Mortgaged Property. All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage were paid, and the Borrower is not entitled to any refund of any amounts paid or due under the Promissory Note or Mortgage.

                  (14) Ownership. The Loan Originator is the sole owner and holder of the Loan. The Loan is not assigned or pledged, and the Loan Originator has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Loan to the Indenture Trustee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party to assign, transfer and pledge each Loan pursuant to this Agreement and following the pledge of each Loan, the Indenture Trustee will hold such Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Agreement.

                  (15) Doing Business. All parties which have had any interest in the Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
                           (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state,
                           (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

                  (16) Loan-to-Value Ratio. No Loan has a Loan-to-Value Ratio greater than 100% or a Combined Loan-to-Value Ratio greater than 125%.

                  (17) Title Insurance. The Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or
                           (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Loan Originators, their respective successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Loan (or to the extent a Promissory Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses
                           (1), (2), (3), of paragraph (11) of this Section 3.05 and, with respect to each Loan which is indicated by the Loan Originators to be a Second Lien Loan (as reflected on the Loan Schedule). Where required by state law or regulation, the Borrower has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. Each Loan Originator, its respective successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and, to the best of such Loan Originator's knowledge, no prior holder or servicer of the related Mortgage, including any Loan Originator, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by any Loan Originator.

                  (18) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Promissory Note (other than with respect to Loans that are 30 to 59 days Delinquent and Loans that are 60 to 89 days Delinquent; and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Loan Originators nor their respective predecessors have waived any default, breach, violation or event of acceleration. With respect to each Loan which is indicated by a Loan Originator to be a Second Lien Loan (as reflected on the Loan Schedule)

                           (i) the prior mortgage is in full force and effect,
                           (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage.

                  (19) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

                  (20) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

                  (21) Origination; Payment Terms. The Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Loan commenced no more than 60 days after funds were disbursed in connection with the Loan. The Loan Interest Rate is adjusted, with respect to ARMs, on each Change Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Lifetime Cap. The Promissory Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to ARMs, are subject to change due to the adjustments to the Loan Interest Rate on each Change Date, with interest calculated and payable in arrears, sufficient to amortize the Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization; provided, however, in the case of a Balloon Loan, the Loan matures prior to full amortization thereby requiring a balloon payment of the then outstanding principal balance prior to full amortization of the Loan. The due date of the first payment under the Promissory
                           Note is no more than 60 days from the date of the Promissory Note.

                  (22) Customary Provisions. The Promissory Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including,
                           (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Borrower on a Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Borrower which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                  (23) Conformance with Underwriting Guidelines and Agency Standards. The Loan was underwritten substantially in accordance with the applicable Underwriting Guidelines. The Promissory Note and Mortgage are on forms similar to those used by FHLMC or FNMA and the Loan Originators have not made any representations to a Borrower that are inconsistent with the mortgage instruments used.

                  (24) Occupancy of the Mortgaged Property. As of the Transfer Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Loan Originators have not received notification from any governmental authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. The Loan Originators have not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

                  (25) No Additional Collateral. The Promissory Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (10) above other than collateral which is not included in any calculation of the LTV of such Loan.

                  (26) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Indenture Trustee or the Initial Noteholder to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Borrower.

                  (27) Delivery of Mortgage Documents. The Promissory Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Loan have been delivered or will be delivered in accordance with Section 2.04 to the Custodian. The Loan Originators or their respective agents are in possession of a complete, true and accurate Loan File in compliance with the Custodial Agreement, except for such documents the originals of which have been delivered to the Custodian.

                  (28) Transfer of Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (29) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

                  (30) Consolidation of Future Advances. Any future advances made to the Borrower prior to the Transfer Cutoff Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Loan which is indicated by the Loan Originators to be a First Lien Loan (as reflected on the Loan Schedule) or (B) second lien priority with respect to each Loan which is indicated by the Loan Originators to be a Second Lien Loan (as reflected on the Loan Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Loan.

                  (31) Mortgaged Property Undamaged. To the best of the Loan Originator's knowledge, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and no Loan Originator has knowledge of any such proceedings.

                  (32) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Loan and any Loan Originator with respect to the Loan have been in all respects in compliance with applicable laws and regulations and in all material respects in compliance with Accepted Servicing Practices, and have been in all respects legal. With respect to escrow deposits and Escrow Payments (other than with respect to each Loan which is indicated by the Loan Originators to be a Second Lien Loan and for which the mortgagee under the First Lien Loan is collecting Escrow Payments (as reflected on the Loan Schedule), all such payments are in the possession of, or under the control of, the Loan Originators and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Loan Originators have been capitalized under the Mortgage or the Promissory Note. All Loan Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Promissory Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

                  (33) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Loan Originators or by any officer, director, or employee of the Loan Originators or any designee of the Loan Originators or any corporation in which the Loan Originators or any officer, director, or employee had a financial interest at the time of placement of such insurance.

                  (34) Soldiers' and Sailors' Civil Relief Act. The Borrower has not notified any Loan Originator, and no Loan Originator has knowledge, of any relief requested or allowed to the Borrower under the Soldiers' and Sailors' Civil Relief Act of 1940.

                  (35) Appraisal. The Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Loan application by a qualified appraiser, duly appointed by the Loan Originators, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Loan.

                  (36) Disclosure Materials. The Borrower has executed a statement to the effect that the Borrower has received all disclosure materials required by applicable law with respect to the making of ARMs, and the Borrowers maintain such statement in the Loan File.

                  (37) Construction or Rehabilitation of Mortgaged Property. No Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.

                  (38) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Transfer Date (whether or not known to any Loan Originator on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Loan Originators, the related Borrower or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

                  (39) Capitalization of Interest. The Promissory Note does not by its terms provide for the capitalization or forbearance of interest.

                  (40) No Equity Participation. No document relating to the Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Promissory Note is not convertible to an ownership interest in the

                           Mortgaged Property or the Borrower and the Loan Originators have not financed nor do they own directly or indirectly, any equity of any form in the Mortgaged Property or the Borrower.

                  (41) Withdrawn Loans. If the Loan has been released to any Loan Originator pursuant to a Request for Release as permitted under the Custodial Agreement, then the promissory note relating to the Loan was returned to the Custodian within 14 days (or if such fourteenth day was not a Business day, the next succeeding Business Day).

                  (42) No Exception. The Custodian has not noted any material exceptions on a Loan Schedule and Exceptions Report (as defined in the Custodial Agreement) with respect to the Loan which would materially adversely affect the Loan or the Indenture Trustee's security interest, granted by the Loan Originator, in the Loan.

                  (43) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (44) Securitization. Each Loan conforms to the parties' Underwriting Guidelines and otherwise conforms to the current standards of institutional securitization applicable to loans similar in nature to the Loans. All Loans, individually and in the aggregate, substantially comply with each related representation or warranty customarily required under the current standards of investment grade institutional securitization applicable to mortgage loans similar in nature to the Loans.

                  (45) Representation regarding compliance with aggregate pool characteristics. The Loans in the Loan Pool, in the aggregate, comply with the percentage limitations set forth in clauses (i) through (viii) of the definition of "Collateral Value".

                  Section 3.06      Purchase and Substitution.

                  (a) It is understood and agreed that the representations and warranties set forth in Section 3.05 hereof shall survive the conveyance of the Loans to the Indenture Trustee on behalf of the Issuer, and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Loan Originators, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Loan Originators set forth in
Section 3.02 which materially and adversely affects the value of the Loans or the interests of the Securityholders in the related Loan (notwithstanding that such representation and warranty was made to the related Loan Originator's best knowledge) or which, as a result of the attributes of the aggregate Loan Pool, constitutes a breach of the representations and warranties set forth in Section 3.05 (45), the party discovering such breach shall give prompt written notice to the others. The related Loan Originator shall within 5 Business Days of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 5 Business Days after the earlier of the related Loan Originator's discovery of such breach or the related Loan Originator's receiving notice thereof such breach has not been remedied by the related Loan Originator and such breach materially and adversely affects the interests of the Securityholders or in the related Loan (the "Defective Loan"), the related Loan Originator shall promptly upon receipt of written instructions from the Majority Noteholders either (i) remove such Defective Loan from the Trust (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this Section 3.06 or (ii) purchase such Defective Loan at a purchase price equal to the Purchase Price with respect to such Defective Loan by depositing such Purchase Price in the Collection Account. The related Loan Originator shall provide the Servicer, the Indenture Trustee, the Initial Noteholder and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 5 Business Days period indicating whether the related Loan Originator is purchasing the Defective Loan or substituting in lieu of such Defective Loan a Qualified Substitute Loan. To the extent that a Wet Funded Loan is repurchased by the related Loan Originator by means of a withdrawal of the Sales Price therefor from the Reserve Account and distribution of such amount to the Noteholders, the related Loan Originator shall pay an additional amount equal to the Note Interest Rate on the Principal Balance of such Wet Loan, computed for the period of time that the Wet Funded Loan was included in the Trust Estate; and the amount so withdrawn and such additional amount shall constitute the Purchase Price of such Wet Funded Loan.

                  Any substitution of Loans pursuant to this Section 3.06(a) shall be accompanied by payment by the related Loan Originator of the Substitution Adjustment, if any, to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof.

                  It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this Section
3.06 shall constitute the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions.

                  (b) As to any Deleted Loan for which the related Loan Originator substitutes a Qualified Substitute Loan or Loans, the related Loan Originator shall effect such substitution by delivering to the Indenture Trustee and Initial Noteholder (i) a certification executed by a Responsible Officer of the related Loan Originator to the effect that the Substitution Adjustment, if any, has been credited to the Collection Account and (ii) the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

                  The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the related Loan Originator. The Issuer will be entitled to all payments received on the Deleted Loan on or before the date of substitution and the related Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The related Loan Originator shall give written notice to the Issuer, the Servicer (if the related Loan Originator is not then acting as such), the Indenture Trustee and Initial Noteholder that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The related Loan Originator shall promptly deliver to the Issuer, the Servicer, the Indenture Trustee and Initial Noteholder, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.05 hereof. On the date of such substitution, the related Loan Originator will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause the Indenture Trustee to release the Deleted Loan from the lien of the Indenture and the Servicer will cause such Qualified Substitute Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate.

                  (c) With respect to all Defective Loans or other Loans repurchased by the related Loan Originator pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Indenture Trustee shall assign to the related Loan Originator, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Defective Loans or Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01 hereof. The Indenture Trustee shall, at the expense of the related Loan Originator, take any actions as shall be reasonably requested by the related Loan Originator to effect the repurchase of any such Loans.

                  (d) It is understood and agreed that the obligations of the related Loan Originator set forth in this Section 3.06 to cure, purchase or substitute for a Defective Loan constitute the sole remedies hereunder of the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Securityholders respecting a breach of the representations and warranties contained in Section 3.05 hereof. Any cause of action against the related Loan Originator relating to or arising out of a defect in a Custodial Loan File as contemplated by Section 2.05 hereof or against the related Loan Originator relating to or arising out of a breach of any representations and warranties made in Section 3.05 hereof shall accrue as to any Loan upon (i) discovery of such defect or breach by any party and notice thereof to the related Loan Originator or notice thereof by the related Loan Originator to the Indenture Trustee, (ii) failure by the related Loan Originator to cure such defect or breach or purchase or substitute such Loan as specified above, and (iii) demand upon the related Loan Originator, as applicable, by the Issuer or the Majority Noteholders for all amounts payable in respect of such Loan.

                  (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Loan pursuant to this Section or the eligibility of any Loan for purposes of this Agreement.

                  Section 3.07 Dispositions.

                  (a) (i) In consideration of the consideration received from the Depositor under the Loan Purchase Agreement, and, with respect to ANB and ABC, from the Issuer hereunder, each Loan Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following at the direction of the Disposition Agent with respect to the Loans it sold to the
Issuer:

                  (A) make such representations and warranties concerning the Loans as of the "cutoff date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that no Loan Originator shall be required to make any representation or warranty beyond the scope or substance of the representations and warranties delineated herein; and provided further that, to the extent that a Loan Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, such Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

                  (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Agent may reasonably require;

                  (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

                  (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or cause its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may be required of or deemed appropriate by the Disposition Participants in order to effect a Disposition; and

                  (E) take such further actions as may be reasonably necessary to effect the foregoing.

                  provided, that notwithstanding anything to the contrary, (a) the Loan Originators shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originators of collectibility of the Loans; (c) the Loan Originators shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan; and (d) the Loan Originators shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Loan Originators, provided that to the extent an Affiliate of the Initial Noteholder acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Loan Originators be set forth in a separate agreement between an Affiliate of the Initial Noteholder and the Loan Originators.

                  (ii) In connection with Dispositions the Loan Originators (A) may participate as a concurrent bidder for the Loans subject to such Whole Loan Sale, but may not pay a price higher than the fair market value thereof (as determined by the Market Value Agent), and (B) shall retain such underwriters or sales agents as shall be agreed in writing between the Servicer and the Initial Noteholder.

                  (iii) Conditions to Dispositions. The following conditions shall apply to all Dispositions:

                  (A) As long as no Event of Default or Default shall have occurred and be continuing under the Sale and Servicing Agreement or the Indenture, the Servicer shall continue to service the Loans included in any Disposition.

                  (B) During a Termination Period, the Loan Originators, the Issuer and the Depositor shall use commercially reasonable efforts to effect a Disposition at the direction of the Disposition Agent prior to the expiration of the Termination Period.

                  (b) In accordance with the terms of Section 3.07(a) or upon the exercise of the Put Option, the Issuer shall effect Dispositions at the direction of the Disposition Agent. In connection therewith, the Trust agrees to assist the Loan Originators in such Dispositions and accordingly it shall, at the request and direction of the Disposition Agent:

                  (i) transfer, deliver and sell all or a portion of the Loans, as of the "cutoff dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Disposition Agent in its reasonable discretion;

                  (ii) deposit the cash Disposition Proceeds into the Collection Account pursuant to Section 5.01(b)(1) and retain any Retained Securities created in any Securitizations in accordance with the terms of this Agreement;

                  (iii) to the extent that a Securitization creates any Retained Securities, to accept such Retained Securities as a part of the Disposition Proceeds; and

                  (iv) take such further actions as may be reasonably necessary to effect such Dispositions.

                  (c) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Agent may request and direct, including without limitation providing the Loan Originators such information as may be required to make representations and warranties required hereunder.

                  (d) The right of the Disposition Agent to require the Issuer and the Loan Originators to effect Dispositions is subject to the conditions set forth in Section 3.07(a).

                  (e) The Disposition Agent may effect Whole Loan Sales upon written notice to the Servicer of its intent to cause the Issuer to effect a Whole Loan Sale at least 5 Business Days in advance thereof. The Disposition Agent shall serve as agent for Whole Loan Sales and will receive a reasonable fee for such services provided that no such fee shall be payable if the Loan Originator or its Affiliates purchase such Loans, and no Event of Default or Default shall have occurred. The Loan Originator or its Affiliates may concurrently bid to purchase Loans in a Whole Loan Sale; however, it shall not pay a price in excess of the fair market value thereof as reasonably determined by the Disposition Agent.

                  (f) The parties' obligations under this Section 3.07 shall continue notwithstanding the occurrence of an Event of Default.

                  (g) The Disposition Agent (and the Majority Noteholders to the extent directing the Disposition Agent) shall be an independent contractor to the Issuer and shall have no fiduciary obligations to the Issuer or any of its affiliates. In that connection, the Disposition Agent shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action it takes or omits to take in good faith in the performance of its duties.

                  (h) In the event there is a Disposition with respect to some but not all of the Loans then subject to this Agreement, the Disposition Agent may select the Loans to be included in such Disposition using the following criteria selection;

                           (i)      aggregate Loan Balance;

                           (ii)     type of loan (fixed, ARM, or intermediate)

                           (iii)    LTV;

                           (iv)     average Loan Balance;

                           (v)      production channel;

                           (vi)     lien position; or

                           (vii)    loan originator;

                  provided that in the event that the Disposition Agent shall select Loans using any criteria listed above such that fewer than all Loans meeting any selection criteria are selected, such selection shall be based upon the Transfer Date of each Loan, commencing with the earliest Transfer Date, and progressing to the most recent Transfer Date (commonly referred to as the "first in/first out method").

                  Section 3.08 Loan Originator Put; Servicer Call.

                  (a) Loan Originator Put. The related Loan Originator shall promptly repurchase, upon the written demand of the Majority Noteholders, any Put/Call Loan; provided, however, that such Loan Originator shall only be required to repurchase such Put/Call Loan whenever the limits set forth in the definition of Performance Trigger shall have been exceeded.

                  (b) Servicer Call. The Servicer may repurchase any Put/Call Loan at any time. Such Servicer Calls shall be solely at the option of the Servicer. Prior to exercising a Servicer Call, the Servicer shall deliver written notice to the Majority Noteholders and the Indenture Trustee which notice shall identify each Loan to be repurchased and the Purchase Price therefor.

                  (c) In connection with each Loan Originator Put, the related Loan Originator shall remit to the Servicer for deposit into the Collection Account, the Purchase Price for the Loans to be repurchased. In connection with each Servicer Call, the Servicer shall deposit into the Collection Account the Purchase Price for the Loans to be repurchased. The aggregate Purchase Price of all Loans transferred pursuant to Section 3.08(a) shall in no event exceed the Unfunded Transfer Obligation at the time of such Loan Originator Put.

                  Section 3.09 Modification of Underwriting Guidelines.

         The Servicer shall give the Initial Noteholder prompt written notification of any material modification or change to the Underwriting Guidelines.

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF THE LOANS

                  Section 4.01 Duties of the Servicer.

                  (a) Acting directly or through one or more Subservicers as provided in Section 4.03, the Servicer, as master servicer, shall service and administer the Loans in accordance with this Agreement and on behalf of the Indenture Trustee and the Initial Noteholder and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

                  (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Borrowers or by federal, state or local government authorities with respect to the Loans, investigating delinquencies, reporting tax information to Borrowers in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Indenture Trustee and the Initial Noteholder, with respect to distributions, making Periodic Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Indenture Trustee and furnish to the Indenture Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Indenture Trustee to perform its tax reporting duties hereunder. The Indenture Trustee shall furnish the Servicer or any Subservicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer or any Subservicer to carry out its servicing and administrative duties hereunder.

                  (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders, the Issuer and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of full release or discharge and all other comparable instruments, with respect to the Loans and with respect to the related Mortgaged Properties; (ii) may consent to any modification of the terms of any Promissory Note not expressly prohibited hereby if the effect of any such modification will not be to affect materially and adversely the security afforded by the related Mortgaged Property, the timing of receipt of any payments required hereby or the interests of the Indenture Trustee or Noteholders.

                  (d) The Servicer shall have the right using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, to approve applications of Borrowers for consent to (i) partial releases of Mortgages, (ii) alterations to Mortgaged Properties and (iii) removal, demolition or division of Mortgaged Properties. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Promissory Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Majority Noteholders) and the Borrower's debt-to-income ratio after any release does not exceed the Combined Loan-to-Value Ratio and debt-to-income ratio applicable to such Loan at origination and (z) the lien priority of the related Mortgage is not adversely affected; provided, however, that the foregoing requirements (x),
(y) and (z) shall not apply to any such situation described in this paragraph if such situation results from any condemnation or easement activity by a governmental entity.

                  (e) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Loans through a Subservicer as it may from time to time designate, but no such designation of a Subservicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Subservicer shall have all the rights and powers of the Servicer with respect to such Loans under this Agreement.

                  (f) Without limiting the generality of the foregoing, but subject to Sections 4.12 and 4.13, the Servicer in its own name or in the name of a Subservicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, and may be authorized and empowered by the Indenture Trustee to execute and deliver, on behalf of itself, the Noteholders, the Issuer and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Loans and with respect to the Mortgaged Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property on behalf of the Indenture Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that Section 4.13 shall constitute a power of attorney from the Indenture Trustee to the Servicer or any Subservicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 4.12 and 4.13, the Indenture Trustee shall furnish the Servicer and any Subservicer with any powers of attorney and other documents as the Servicer or such Subservicer shall reasonably request to enable the Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.

                  (g) The Servicer shall give prompt notice to the Indenture Trustee and the Initial Noteholder of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

                  (h) Servicing Advances incurred by the Servicer or any Subservicer in connection with the servicing of the Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer or such Subservicer to the extent described in Section 4.08.

                  (i) In the event of a Disposition or other removal of a Loan from the Trust Estate, the Servicer shall be terminated hereunder with respect to such Loan.

                  (j) The Servicer agrees that in the event that any Notes are outstanding after the applicable Maturity Date, the Servicer will resign and the Majority Noteholders shall appoint a successor in accordance with provisions of
Section 9.02. The Majority Noteholders may, by written notice to the Servicer and the Indenture Trustee, elect to have the Servicer continue its duties hereunder.

                  Section 4.02 Collection of Certain Loan Payments.

                  (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies, follow Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Loans, (ii) if a Borrower is in default or about to be in default because of a Borrower's financial condition, arrange with the Borrower a schedule for the payment of delinquent payments due on the related Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve consecutive months with respect to any Borrower.

                  (b) The Servicer shall hold in escrow on behalf of the related Borrower all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Borrower and as set forth in the related Promissory Note.

                  Section 4.03 Subservicing Agreements Between Servicer and
                               Subservicers.

                  The Servicer may enter into Subservicing Agreements for any servicing and administration of Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give notice to the Indenture Trustee and the Initial Noteholder of the appointment of any Subservicer and shall furnish to the Indenture Trustee and the Initial Noteholder a copy of the Subservicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement.

                  Section 4.04 Successor Subservicers.

                  Upon notice to the Indenture Trustee and the Initial Noteholder, the Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under
Section 4.03.

                  Section 4.05 Liability of Servicer.

                  The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

                  Section 4.06 No Contractual Relationship Between Subservicer
                               and Indenture Trustee or the Securityholders.

                  Any Subservicing Agreement and any other transactions or services relating to the Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and no party hereto nor the Securityholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 4.07.

                  Section 4.07 Assumption or Termination of Subservicing
                               Agreement by Successor Servicer .

                  In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor Servicer pursuant to Section 9.02, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer may be assumed or terminated by the successor Servicer at its option without the payment of any fee (notwithstanding any contrary provision in any Subservicing Agreement).

                  The Servicer shall, upon request of the successor Servicer, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party, without the payment of any fee by the successor Servicer, notwithstanding any contrary provision in any Subservicing Agreement.

                  Section 4.08 Servicing Advances.

                  The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Foreclosure Property but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances
(x) from the Borrowers to the extent permitted by the Loans, from Liquidation Proceeds realized upon the liquidation of the related Loan and (y) as provided in Sections 5.01(c)(1)(ii) or 5.01(c)(3)(i) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Loan or from any amounts relating to any other Loan except as provided pursuant to Sections 5.01(c)(1)(ii) or 5.01(c)(3)(i) hereof.

                  Section 4.09 Periodic Advances.

                  (a) If, on any Remittance Date, the Servicer determines that the interest portions of Monthly Payments due in the Remittance Period immediately preceding such Payment Date have not been received as of the related Remittance Date, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Payment Date. The Servicer shall include in the amount to be deposited in the Collection Account on such Payment Date an amount equal to the Periodic Advance, if any, from its own funds.

                  (b) The Servicer shall be permitted to fund its payment of Periodic Advances on any Remittance Date and to reimburse itself for any Periodic Advances paid from the Servicer's own funds, from collections on the related Loan. The Servicer may use funds deposited to the Collection Account subsequent to the related Remittance Period and shall deposit into the Collection Account with respect thereto (i) late collections from the Borrower whose Delinquency gave rise to the shortfall which resulted in such Periodic Advance and (ii) Net Liquidation Proceeds recovered on account of the related Loan to the extent of the amount of aggregate Periodic Advances related thereto or (iii) from its own funds. If not therefore recovered from the related Borrower or the related Net Liquidation Proceeds, Periodic Advances constituting Nonrecoverable Periodic Advances shall be recoverable pursuant to Section 5.01(c)(1)(iv).

                  Section 4.10 Maintenance of Insurance.

                  (a) The Servicer shall cause to be maintained with respect to each Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Loan in an amount not less than the least of (i) the outstanding principal balance of the Loan, (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable value of the premises.

                  (b) If the Loan at the time of origination relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Loan of not less than the least of
(i) the outstanding
principal balance of the Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Indenture Trustee out of the Servicer's own funds for any loss to the Trust and the Majority Noteholders resulting from the Servicer's failure to maintain the insurance required by this Section.

                  (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Loans with co-insurance, and otherwise complies with the requirements of this Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this
Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the preceding paragraphs of this Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraph of this Section 4.10 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee, the Issuer or the Initial Noteholder, the Servicer shall cause to be delivered to the Indenture Trustee, the Issuer or the Initial Noteholder, a certified true copy of such policy.

                  Section 4.11 Due-on-Sale Clauses; Assumption and Substitution
                               Agreements.

                  When a Mortgaged Property has been or is about to be conveyed by the Borrower, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Loan under any "due on sale" clause contained in the related Mortgage or Promissory Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due on sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law; or (ii) the Servicer reasonably believes that to permit an assumption of the Loan would not materially and adversely affect the interest of the Majority Noteholders or of the Issuer. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Promissory Note and, unless prohibited by applicable law or the Loan Documents, the Borrower remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Borrower is released from liability and such person is substituted as Borrower and becomes liable under the Promissory Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Majority Noteholders. The Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Indenture Trustee to the related Loan File and which shall, for all purposes, be considered a part of such Loan File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording or causing the recordation any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Subservicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 4.12 Realization Upon Defaulted Loans.

                  (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Mortgaged Properties relating to defaulted Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to a Servicer Call. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in their exercise or use, as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to senior liens, and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 4.08 hereof. The Servicer shall sell any Foreclosure Property as soon as practicable in accordance with the servicing standard set forth herein. Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Issuer and the Majority Noteholders solely for the purpose of its prompt disposition and sale. Pursuant to its efforts to sell such Foreclosure Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such Foreclosure Property in the same manner and to such extent as is customary in the locality where such Foreclosure Property is located and may, incident to its conservation and protection of the interests of the Securityholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Securityholders for the period prior to the sale of such Foreclosure Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource

Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Foreclosure Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Foreclosure Property. With respect to any Loan secured by a mixed use Foreclosure Property, the Servicer shall, prior to foreclosing upon or otherwise comparably effecting the ownership in the name of the Servicer on behalf of the Trust, either (x) perform a "phase one environmental study" of such Foreclosure Property or (y) repurchase such Foreclosure Property at the Purchase Price.

                  Pursuant to its efforts to sell such Foreclosure Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such Foreclosure Property in the same manner and to such extent as is customary in the locality where such Foreclosure Property is located and may, incident to its conservation and protection of the interests of the Securityholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Securityholders for the period prior to the sale of such Foreclosure Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property.

                  (b) The Servicer shall determine, with respect to each Defaulted Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Loan, whereupon such Loan shall become a "Liquidated Loan" and shall promptly deliver to the Initial Noteholder a related liquidation report with respect to such Liquidated Loan.

                  Section 4.13 Release of Files.

                  Upon the payment in full of any Loan (including the repurchase of any Loan or any liquidation of such Loan through foreclosure or otherwise), or the receipt by the Servicer or any Subservicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian a Request for Release and Receipt in accordance with the terms of the Custodial Agreement. The Servicer shall either hold such Custodial File in trust or deliver it to (i) an escrow agent or (ii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer or any Subservicer is authorized to give, as attorney-in-fact for the Issuer and the Indenture Trustee and the mortgagee under the Mortgage which secured the Promissory Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer or any Subservicer; in such event, the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Custodial File, as aforesaid.

                  Section 4.14 Access to Information.

                  (a) The Servicer understands that, in connection with the transfer of the Notes, Noteholders may request that the Servicer make available to the Noteholders and to prospective Noteholders annual audited financial statements of Advanta Corp. if AMCUSA or any Affiliate thereof is the Servicer, or if not, the Servicer for any or all of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

                  (b) So long as any Notes remain outstanding, each of the Issuer and any Noteholder shall, at any time and from time to time during regular business hours, or at such other times upon reasonable notice to the Servicer and the Servicer shall permit the Issuer and any Noteholder, or its agents or representatives to:

                  (i) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Loans, the servicing of the Loans and the compliance of the terms of the Basic Documents, as may be reasonably requested;

                  (ii) visit the offices and property of the Servicer for the purpose of examining such materials described in clause (b)(i) above;

                  (iii) consult with such professionals as may reasonably be aware of the operations or condition of the Servicer, including, without limitation, accountants and auditors, and the Servicer shall cause such professionals to cooperate with any examination conducted in accordance with the terms of this Section 4.14 and to provide access to those materials listed in subclause (b)(i) above in the possession or under the control of such professionals.

                  Section 4.15 Release of Loan Files.

                  If with respect to any Loan:

                  (i) such Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Loan has been conveyed to the Trust pursuant to Section 3.06 hereof;

                  (ii) such Loan or the related Foreclosure Property has been sold in connection with the termination of the Trust pursuant to Section 10.01 hereof;

                  (iii) such Loan has been purchased by the related Loan Originator in accordance with the terms of Section 3.08; or

                  (iv) such Loan has been included in a Disposition and concurrently with such release the cash Disposition Proceeds associated therewith will be deposited into the Collection Account,

                  then, in each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under this Agreement with respect to such Loan and requesting that the Indenture Trustee release to the Servicer the related Custodial Loan File, and the Indenture Trustee shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Custodial Loan File has previously been released), the related Custodial Loan File to the Servicer and execute and deliver such instruments of transfer or assignment prepared and delivered to it by the Servicer, in each case without recourse, representation or warranty as shall be necessary to vest ownership of such Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

                  Section 4.16 Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to retain from collections on the Loans or otherwise withdraw from the Collection Account the Servicing Fee, out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of assumption fees, modification fees, and other administrative fees, and any prepayment premiums, insufficient funds charges, amounts remitted pursuant to Section 5.01 hereof and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer's retaining such additional servicing compensation prior to deposit into the Collection Account pursuant to Section 5.01(b)(1) hereof or, if deposited into the Collection Account, as part of the Servicing Compensation withdrawn therefrom pursuant to Section 5.01 hereof.

                  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay all reasonable costs and expenses incurred by any successor Servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement.

                  Section 4.17 Statement as to Compliance and Financial
                               Statements.

                  The Servicer will deliver to the Initial Noteholder:

                  (a) not later than 105 days following the end of each calendar year (beginning in March, 1999), an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

                  (b) As soon as available and in no event later than 5 Business Days after the filing thereof with the Commission each of the first three quarterly fiscal periods of Advanta Corp., a Quarterly Report on "Form 10-Q" filed by Advanta Corp. with the Commission.

                  (c) As soon as available and in no event later than 5 Business Days after the filing thereof with the Commission, an Annual Report on "Form 10-K" filed by Advanta Corp. with the Commission.

                  (d) As soon as available and in any event within 5 Business Days after the delivery thereof to its shareholders, the annual report that is delivered to its shareholders.

                  (e) Within 10 days after service of process on any of the following, notice of all legal or arbitrable proceedings affecting the Servicer or any of its subsidiaries that questions or challenges the validity or enforceability of any of the Basic Documents or as to which there is a reasonable likelihood of adverse determination which would result in a material adverse effect with respect to the value of the Loans or the interests of any of the Securityholders therein. The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) its financial condition, (iii) the Loans and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Indenture Trustee or the Issuer may reasonably request from time to time.

                  Section 4.18 Independent Public Accountants' Servicing Report.

                  Not later than 105 days following the end of each calendar year (beginning in March, 1999), the Servicer at its expense shall cause a nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Indenture Trustee, the Depositor and the Initial Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement or of loans under pooling and servicing agreements (including the Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with SAS 70, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, SAS 70 requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with SAS 70 (rendered within one year of such statement) of Independent certified public accountants with respect to the related Subservicer.

                  Section 4.19 ARMs.

                  The Servicer shall enforce each ARM in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Promissory Note. The Servicer's records shall, at all times, reflect the then Loan Interest Rate and monthly payment and the Servicer shall timely notify the Borrower of any changes to the Loan Interest Rate or the Borrower's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Loan Interest Rate or monthly payment or to notify the Borrower of such adjustments, the Servicer shall pay from its own funds any shortage. If the Servicer's failure to make a scheduled change affects the Trust's rights to make future adjustments under the terms of the ARM, the Servicer shall purchase the ARM, in accordance with the provisions of the last sentence of Section 3.08(b). Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Loan.

                  Section 4.20 Year 2000 Compliance.

                  By December 31, 1999, the Servicer will maintain all hardware, firmware or software, or any system consisting of one or more thereof, including, without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and the like (collectively, the "System"), used by or for the benefit of the Servicer in order for the Servicer to perform its obligations under the Basic Documents to which it is a party in a manner that permits the Servicer to record, store, process, provide and where appropriate, insert, true and accurate dates and calculations for dates and spans, including and following January 1, 2000 (herein referred to as "Year 2000 Compliant"). In addition, "Year 2000 Compliant" shall mean that the System will support the ability for its continued normal usage such that neither the performance nor the correct functioning of the System will be affected by the approach, and passing into, the year 2000.

                  Section 4.21 Inspections by the Majority Noteholders and the
                               Indenture Trustee.

                  At any reasonable time and from time to time upon reasonable notice, the Majority Noteholders, the Indenture Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

                  Section 4.22 Errors and Omissions Insurance.

                  The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of similar size.


                                    ARTICLE V

              ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION

                  Section 5.01 Collection Account and Distribution Account;
                               Reserve Account.

                  (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts entitled "Collection Account, Bankers Trust Company of California, N.A., as Indenture Trustee, for the benefit of the Advanta Home Equity Loan Asset-Backed Notes". The Collection Account shall be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall be invested in accordance with Section
5.03 hereof.

                  The Collection Account shall be established, as of the date hereof, as an Eligible Account pursuant to the definition thereof.

                  (2) Establishment of Distribution Account. No later than the date hereof, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained with Bankers Trust Company of California, N.A., one or more Distribution Accounts (collectively, the "Distribution Account"), which shall be separate Eligible Accounts, entitled "Distribution Account, Bankers Trust Company of California, N.A., as Indenture Trustee, for the benefit of the Advanta Home Equity Loan Asset-Backed Notes." Funds in the Distribution Account shall not be invested.

                  (3) Establishment of Reserve Account. No later than the date hereof, the Servicer, for the benefit of the Noteholders, shall cause to be established and maintained with Bankers Trust Company of California, N.A. a Reserve Account (the "Reserve Account"), which shall be an Eligible Account, entitled "Reserve Account, Bankers Trust Company of California, N.A., as Indenture Trustee, for the benefit of the Advanta Home Equity Loan Asset Backed Notes." Funds in the Reserve Account shall be invested in accordance with
Section 5.03 hereof.

                  (b)(1) Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

                  (i) all payments on or in respect of each Loan collected on or after the related Transfer Cutoff Date (other than interest accrued prior to such

                           Transfer Cutoff Date and net of any Servicing Compensation retained therefrom) within two (2) Business Days after receipt thereof;

                  (ii) all Net Liquidation Proceeds pursuant to Section 4.12 hereof within two (2) Business Days after receipt thereof;

                  (iii) all Insurance Proceeds not required to be applied to restoration or repair of Mortgaged Property pursuant to Section 4.10 within two (2) Business Days after receipt thereof;

                  (iv)     all Released Mortgaged Property Proceeds within two
                           (2) Business Days after receipt thereof;

                  (v) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.06 hereof concurrently with payment thereof;

                  (vi) any Purchase Price payable in connection with a Servicer Call pursuant to Section 3.08 hereof concurrently with payment thereof;

                  (vii)    the deposit of the Termination Price under Section
                           10.02 hereof concurrently with payment thereof;

                  (viii) any Periodic Advances pursuant to Section 4.09 concurrently with payment thereof;

                  (ix)     any cash Disposition Proceeds pursuant to Section
                           3.07 in accordance with the last sentence of this
                           Section 5.01(b)(1);

                  (x) any payments received under Hedging Instruments or the return of amounts by the Hedging Counterparty pledged pursuant to prior Hedge Funding Requirements in accordance with the last sentence of this Section 5.01(b)(1); and

                  (xi) any Purchase Price payable in connection with a Loan Originator Put remitted by the related Loan Originator pursuant to Section 3.08 hereof in accordance with the last sentence of this Section 5.01(b)(1).

                  The Servicer agrees that it will cause the Loan Originator, Borrower or other appropriate Person paying such amounts, as the case may be, to remit directly to the Indenture Trustee for deposit into the Collection Account all amounts referenced in clauses (ix), (x) and (xi) to the extent such amounts are in excess of a Monthly Payment on the related Loan. To the extent the Servicer receives any such amounts, it will deposit them into the Collection Account on the same Business Day as receipt thereof.

                  (2) Deposits to the Reserve Account. On any Transfer Date on which Wet Funded Loans are purchased by the Issuer and pledged to the Noteholders, the Initial

Noteholder shall deposit into the Reserve Account the Sales Prices for each such Wet Funded Loan.

                  (c) Withdrawals From Collection Account; Deposits to Distribution Account.

                  (1) Withdrawals From Collection Account -- Reimbursement Items. The Indenture Trustee, at the written direction of the Servicer, shall periodically but in any event on each Determination Date, make the following withdrawals from the Collection Account prior to any other withdrawals, in no particular order of priority:

                  (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

                  (ii)     to withdraw the Servicing Advance Reimbursement
                           Amount;

                  (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement; and

                  (iv) to reimburse the Servicer for any Nonrecoverable Periodic Advances (but only to the extent made from the Servicer's own funds).

                  (2) Indenture Trustee Deposits to Distribution Account - Payment Dates.

                  (A) On the Business Day prior to each Payment Date, the Indenture Trustee shall deposit into the Distribution Account such amounts as are required from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g) and 5.05(h). The Indenture Trustee shall deposit into the Distribution Account all investment earnings as required by Section 5.03.

                  (B) After making all withdrawals specified in Section 5.01(c)(1) above, on each Remittance Date, the Indenture Trustee (based on information provided by the Servicer for such Payment Date), shall withdraw the Monthly Remittance Amount from the Collection Account not later than 5:00 P.M. Noon, New York City time and deposit such amount into the Distribution Account.

                  (C) The Indenture Trustee shall make such deposits into the Distribution Account from the Reserve Account as required by Section 5.01(d)(2).

                  (3) Withdrawals From Distribution Account -- Payment Dates. On each Payment Date, to the extent funds are available in the Distribution Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Remittance Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

                  (i) to distribute on such Payment Date the following amounts in the following order: (a) to the Indenture Trustee, an amount equal to the

                           Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates, (b) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Payment Dates, (c) to the Servicer, (x) an amount equal to the Servicing Compensation and all unpaid Servicing Compensation from prior Payment Dates (to the extent not retained from collections) and (y) all Nonrecoverable Servicing Advances not previously reimbursed, (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Payment Dates;

                  (ii) to distribute on such Payment Date, the Hedge Funding Requirement to the appropriate Hedging Counterparties; provided, that only cash on or in respect of fixed rate Loans (including cash Disposition Proceeds received therefrom) shall be distributed for such purpose and; provided, further, that amounts distributed pursuant to clause (i) above to the extent not attributable to a specific Loan shall be deemed paid from fixed rate Loans, pro rata based on their aggregate Principal Balances relative to the Pool Principal Balance on such Payment Date;

                  (iii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount for such Payment Date and the Interest Carry-Forward Amount for such Payment Date;

                  (iv) to the holders of the Notes pro rata, the sum of the Overcollateralization Shortfall for such Payment Date and the Principal Carry-Forward Amount for such Payment Date; provided, however, that if (a) a Rapid Amortization Trigger shall have occurred and not been Deemed Cured or (b) an Event of Default under the Indenture or Default shall have occurred, the holders of the Notes shall receive, in respect of principal, all remaining amounts on deposit in the Distribution Account;

                  (v) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) and Due Diligence Fees until such amounts are paid in full;

                  (vi) to the Transfer Obligation Account, all remaining amounts until the balance therein equals the Transfer Obligation Target Amount; and

                  (vii) to the holders of the Trust Certificates of record on the next preceding Record Date, pro rata, all amounts remaining therein.

                  (4) To the extent that there is deposited in the Collection Account any amounts referenced in Section 5.01(b)(1)(vii) and (ix) and, the Majority Noteholders and the Issuer may agree, upon reasonable written notice to the Indenture Trustee, to additional Payment Dates. The Issuer and the Majority Noteholder shall give the Indenture Trustee at least one (1) Business Day's written notice prior to such additional Payment Date and such notice shall specify each amount in Section 5.01(c) to be withdrawn from the Collection Account and Distribution Account on such day.

                  Notwithstanding that the Notes have been paid in full, the Indenture Trustee and the Servicer shall continue to maintain the Distribution Account hereunder until this Agreement has been terminated.

                  (d) Withdrawals from the Reserve Account.

                  (1) On each day on which (A) the Indenture Trustee shall have been directed by the Initial Noteholder pursuant to instructions substantially in the form of Exhibit D hereto, which instructions shall be delivered by the Initial Noteholder by no later than 12:00 p.m. Noon New York City time on the Business Day following any day on which the Indenture Trustee and the Initial Noteholder shall have received, by 6:00 p.m. New York City time, a Loan Schedule and Exceptions Report, complete and in form and substance satisfactory to the Initial Noteholder, confirming that the Custodial Loan File has been received by the Custodian for the related Wet Funded Loan in accordance with Section 2.04 (provided, that if such Loan Schedule and Exceptions Report shall be received after 6:00 p.m. New York City time it shall be deemed to have been received by 6:00 p.m. New York City time on the following Business Day) or on which (B) the Indenture Trustee and the Initial Noteholder shall have confirmed receipt of the Purchase Price on account of such Wet Funded Loan in the Collection Account paid pursuant to Section 2.05(b), the Indenture Trustee shall distribute an amount equal to the Sales Price for such Wet Funded Loan to the applicable Loan Originator that conveyed such Wet Funded Loan, as the assignee of the Reserve Account Right.

                  (2) For each Wet Funded Loan for which the Custodian shall not have received a Custodial Loan File in accordance with Section 2.04, on or before the related Wet Custodial File Delivery Date the related Loan Originator, upon demand of the Initial Noteholder or Issuer, shall repurchase such Wet Funded Loan pursuant to Section 2.05(b)(ii), provided that if the related Purchase Price is not received prior to 1:00 P.M., New York City time on such date, the Indenture Trustee, at the direction of the Initial Noteholder, shall withdraw from the Reserve Account and deposit into the Distribution Account for payment to the Noteholders, an amount equal to the Sales Price for such Loan.

                  (3) Notwithstanding anything set forth in the Basic Documents, the Reserve Account shall be applied in accordance with this Section 5.01(d) regardless of the occurrence of a Default or Event of Default.

                  Section 5.02 Payments to Securityholders.

                  (a) All distributions made on the Notes on each Payment Date will be made on a pro rata basis among the Noteholders of record of the Notes on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes having a Percentage Interest (as defined in the Indenture) of at least 20% and shall have so notified the Indenture Trustee, 5 Business Days prior to the related Record Date and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

                  (b) All distributions made on the Trust Certificates on each Payment Date will be made pro rata among the holders of the Trust Certificates of record on the next preceding Record Date based on their Percentage Interests (as defined in the Trust Agreement), without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall be the Depositor, ANB or ABC or an Affiliate thereof or shall own of record a Trust Certificate in an original denomination aggregating at least 25% of the Percentage Interests (as defined in the Trust Agreement) and shall have so notified the Indenture Trustee 5 Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to holders of the Trust Certificates of such final distribution. Any amount distributed to the holders of the Trust Certificates on any Payment Date shall not be subject to any claim or interest of the Noteholders. In the event that at any time there shall be more than one Certificateholder, the Indenture Trustee shall be entitled to reasonable additional compensation from the Servicer for its obligations hereunder, including, without limitation, its obligations to distribute funds and produce and deliver statements.

                  (c) For purposes of this Section 5.02, the sole holders of the Trust Certificates shall be deemed to be the Depositor, ANB and ABC until such time as the Depositor, ANB or ABC provides written notice to the contrary to the Indenture Trustee and the Initial Noteholder.

                  Section 5.03 Trust Accounts; Trust Account Property.

                  (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released for the benefit of the Securityholders from the Trust Estate upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, with the prior written consent of the Majority Noteholders) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust

Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

                  With respect to the Trust Accounts, the Issuer and the Indenture Trustee agree, that each such Trust Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee for the benefit of the Noteholders, and, except as may be consented to in writing by the Majority Noteholders, the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

                  The Servicer shall have the power, revocable by the Majority Noteholder or by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out their respective duties herein or under the Indenture or the Trust Agreement, as applicable.

                  (b)(1) Investment of Funds. Funds held in the Collection Account, Reserve Account and the Transfer Obligation Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Servicer prior to the occurrence of an Event of Default and by the Majority Noteholders thereafter, in writing or facsimile transmission confirmed in writing by the Servicer or Majority Noteholders, as applicable. In the event the Indenture Trustee has not received such written direction, such Funds shall remain uninvested. Funds held in the Reserve Account may be invested at the direction of the Majority Noteholders in the same method. In any case, funds in the Collection Account, Reserve Account and the Transfer Obligation Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, one Business Day prior to the next Payment Date and shall not be sold or disposed of prior to its maturity subject to Subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Collection Account and the Transfer Obligation Account shall be paid to the Servicer immediately upon receipt by the Indenture Trustee. All investment income on the Reserve Account shall be distributed to the Loan Originators as assignees of the Reserve Account Right in accordance with the applicable Allocation Percentage by the Indenture Trustee upon receipt. All Permitted Investments in which funds in the Collection Account, Reserve Account or the Transfer Obligation Account are invested must be held by or registered in the name of "Bankers Trust Company of California, N.A., as Indenture Trustee, in trust for the Advanta Home Equity Loan Asset-Backed Notes."

                  (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Collection Account, Reserve Account or the Transfer Obligation Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account, Reserve Account or the Transfer Obligation Account, as the case may be. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee to perform in accordance with written directions provided pursuant to this Section 5.03.

                  If any losses are realized in connection with any investment in the Collection Account or the Transfer Obligation Account pursuant to this Agreement, then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Collection Account or the Transfer Obligation Account, as the case may be) into the Collection Account, or the Transfer Obligation Account, as the case may be, immediately upon the realization of such loss, provided that all such losses incurred with respect to Permitted Investments in the Reserve Account specified in clause (8) of the definition thereof shall be reimbursed by the Initial Noteholder. All interest and any other investment earnings on amounts held in the Collection Account, Reserve Account and the Transfer Obligation Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of the Collection Account, Reserve Account and/or the Transfer Obligation Account, as the case may be.

                  (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein.

                  (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                  (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Subsection (a) of this Section 5.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

                  (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" in Section 1.01 hereof and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

                  (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph
(c) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                  Section 5.04 Advance Account.

                  (a) The Servicer shall cause to be established and maintained in its name, an Advance Account (the "Advance Account"), which need not be a segregated account. The Advance Account shall be maintained with any financial institution the Servicer elects.

                  (b) Deposits and Withdrawals. Amounts in respect of the transfer of Additional Note Principal Balances and Loans shall be deposited in and withdrawn from the Advance Account as provided in Sections 2.01(c) and 2.06 hereof, Section 3.01 of the Note Purchase Agreement.

                  Section 5.05 Transfer Obligation Account.

                  (a) The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained in the name of the Indenture Trustee a Transfer Obligation Account (the "Transfer Obligation Account"), which shall be a separate Eligible Account and may be interest-bearing, entitled "Transfer Obligation Account, Bankers Trust Company of California, N.A., as Indenture Trustee, in trust for the Advanta Home Equity Loan Asset-Backed Notes." The Transfer Obligation Account shall be maintained with the Indenture Trustee. The Indenture Trustee shall have no monitoring or calculation obligation with respect to withdrawals from the Transfer Obligation Account. Amounts in the Transfer Obligation Account shall be invested in accordance with Section 5.03.

                  (b) In accordance with Section 5.06, the Transfer Obligors shall deposit into the Transfer Obligation Account such amounts as may be required thereby.

                  (c) (i) On each Payment Date, the Indenture Trustee will deposit in the Transfer Obligation Account any amounts required to be deposited therein pursuant to Section 5.01(c)(3)(v).

                      (ii) On each Collateral Value Excess Date, the Issuer shall deposit in the Transfer Obligation Account any amounts required to be deposited therein pursuant to Section 2.06(b).

                  (d) On the date of each Disposition, the Indenture Trustee shall withdraw from the Transfer Obligation Account such amount on deposit therein as may be requested by the Disposition Agent in writing to effect such Disposition.

                  (e) On each Payment Date, the Indenture Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account and
(y) the Interest Carry-Forward Amount as of such date.

                  (f) If with respect to any Business Day the Overcollateralization Shortfall exceeds the lesser of (x) 1% of the aggregate Principal Balance of all Loans as of the prior Business Day and (y) $500,000, the Indenture Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the related Payment Date the lesser of the amount then on deposit in the Transfer Obligation Account and the amount of such Overcollateralization Shortfall as of such date.

                  (g) If with respect to any Payment Date there shall exist a Hedge Funding Requirement, the Indenture Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the Business Day prior to such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account (after making all other required withdrawals therefrom with respect to such Payment Date) and (y) the amount of such Hedge Funding Requirement as of such date.

                  (h) In the event of the occurrence of an Event of Default under the Indenture, the Indenture Trustee shall withdraw all remaining funds from the Transfer Obligation Account and apply such funds in satisfaction of the Notes as provided in Section 5.04(b) of the Indenture.

                  (i) (i) The Indenture Trustee shall return to the Transfer Obligors (as the Transfer Obligors shall agree) all amounts on deposit in the Transfer Obligation Account (after making all other withdrawals pursuant to this Section 5.05) until the Majority Noteholders provide written notice to the Indenture Trustee (with a copy to the Transfer Obligors) of the occurrence of a default or event of default (however defined) under any Basic Document with respect to the Issuer, Transfer Obligors, the Depositor, ANB or ABC or any of their Affiliates and (ii) upon the date of the termination of this Agreement pursuant to Article X, the Indenture Trustee, at the written direction of the Loan Originator, shall withdraw any remaining amounts from the Transfer Obligation Account and remit all such amounts to the Transfer Obligors.

                  Section 5.06 Transfer Obligation.

                  (a) In consideration of the transactions contemplated by the Basic Documents, each Transfer Obligor jointly and severally agrees and covenants with the Depositor that:

                  (i) In connection with each Disposition it shall fund, or cause to be funded, reserve funds, pay credit enhancer fees, pay, or cause to be paid, underwriting fees, fund any difference between the cash Disposition Proceeds and the aggregate Note Principal Balance at the time of such Disposition, and make, or cause to be made, such other payments as may be, in the reasonable opinion of the Disposition Agent, commercially reasonably necessary to effect Dispositions, in each case to the extent that Disposition Proceeds are insufficient to pay such amounts;

                  (ii) In connection with Hedging Instruments, on the Business Day prior to each Payment Date, it shall deliver to the Indenture Trustee for deposit into the

         Transfer Obligation Account any Hedge Funding Requirement (to the extent amounts available on the related Payment Date pursuant to
         Section 5.01 are insufficient to make such payment), when as and if due to any Hedging Counterparty;

                  (iii) If any Interest Carry-Forward Amount shall occur, it shall deposit into the Transfer Obligation Account any such Interest Carry-Forward Amount on or before the Business Day preceding such related Payment Date;

                  (iv) If on any Business Day, the Overcollateralization Shortfall exceeds the lesser of (x) 1% of the aggregate Principal Balance of all Loans in the Loan Pool as of the prior Business Day and
         (y) $500,000, it shall, on the following Business Day deposit into the Transfer Obligation Account the full amount of the Overcollateralization Shortfall as of such date; and

                  (v) Notwithstanding anything to the contrary herein, in the event of the occurrence of an Event of Default under the Indenture, the Transfer Obligors shall promptly deposit into the Transfer Obligation Account the entire amount of the Unfunded Transfer Obligation;

                  provided, that notwithstanding anything to the contrary contained herein, the Transfer Obligors' cumulative payments under or in respect of the Transfer Obligations (after subtracting therefrom any amounts returned to the Transfer Obligors pursuant to Section 5.05(i)(i)) together with the related Loan Originator's payments in respect of any Loan Originator Puts shall not in the aggregate exceed the Unfunded Transfer Obligation.

                  (b) The Transfer Obligors shall pay such amounts upon one Business Day's notice from either the Servicer or the Majority Noteholders.

                  (c) The Transfer Obligors agree that the Noteholders, as ultimate assignee of the rights of the Depositor, ANB and ABC, respectively under this Agreement and the other Basic Documents, may enforce the rights of the Depositor, ANB and ABC, respectively, directly against the Transfer Obligors.



                                   ARTICLE VI

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

                  Section 6.01 Statements.

                  (a) No later than 12 noon (California time) on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Initial Noteholder by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Remittance Date, the Servicer's Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., "Advanta Home Equity Loan Owner Trust 1998-MS1"), the Series designation of the Notes (i.e., "Series 1998-MS1") and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Initial Noteholder a magnetic tape or computer disk providing, with respect to each Loan in the Loan Pool as of the last day of the related Remittance Period (i) the related Loan Originator's internal loan identifying number; (ii) if such Loan is an ARM, the current Loan Interest Rate;
(iii) the Principal Balance with respect to such Loan; (iv) the date of the last Monthly Payment paid in full; and (v) such other information as may be reasonably requested by the Initial Noteholder and the Indenture Trustee.

                  (b)(i) No later than 12 noon (California time) on each Remittance Date, the Servicer shall prepare and provide to the Indenture Trustee via fax, receipt confirmed by telephone, the Initial Noteholder and each Noteholder, a statement (the "Payment Statement"), stating each date and amount of a purchase of Additional Note Principal Balance (day, month and year), the name of the Issuer (i.e., "Advanta Home Equity Loan Owner Trust 1998-MS1"), the Series designation of the Notes (i.e., "Series 1998-MS1"), the date of this Agreement and the following information:

                  (1) the aggregate amount of collections in respect of principal of the Loans received by the Servicer during the preceding Remittance Period;

                  (2) the aggregate amount of collections in respect of interest on the Loans received by the Servicer during the preceding Remittance Period;

                  (3) all Insurance Proceeds received by the Servicer and not required to be applied to restoration or repair of the related Mortgaged Property during the preceding Remittance Period;

                  (4) all Net Liquidation Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

                  (5) all Released Mortgaged Property Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

                  (6) the aggregate amount of all Periodic Advances and all Servicing Advances, set forth separately, made by the Servicer during the preceding Remittance Period;

                  (7) the aggregate of all amounts deposited into the Collection Account in respect of the repurchase of Defective Loans and the repurchase of Loans pursuant to Section 2.05 hereof during the preceding Remittance Period;

                  (8) the aggregate Principal Balance of all Loans for which a Servicer Call was exercised during the preceding Remittance Period;

                  (9) the aggregate Principal Balance of all Loans for which a Loan Originator Put was exercised during the preceding Remittance Period;

                  (10) the aggregate amount of all payments received under Hedging Instruments during the preceding Remittance Period;

                  (11) the aggregate amount of all withdrawals from the Collection Account pursuant to Section 5.01(c)(1)(i) hereof during the preceding Remittance Period;

                  (12) the aggregate amount of cash Disposition Proceeds received during the preceding Remittance Period;

                  (13) withdrawals from the Collection Account in respect of the Servicing Advance Reimbursement Amount with respect to the Payment Date;

                  (14) withdrawals from the Collection Account in respect of Nonrecoverable Periodic Advances with respect to the Payment Date;

                  (15) the number and aggregate Principal Balance of all Loans that are (i) 30-59 days Delinquent, (ii) 60-89 days Delinquent, (iii) 90 or more days Delinquent as of the end of the related Remittance Period;

                  (16) the aggregate amount of Liquidated Loan Losses incurred (i) during the preceding Remittance Period, and (ii) during the preceding three Remittance Periods;

                  (17) the aggregate of the Principal Balances of all Loans in the Loan Pool as of the end of the related Remittance Period;

                  (18) the aggregate amount of all deposits into the Distribution Account from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g), and 5.05(h) on the preceding Payment Date;

                  (19) if the Servicer is not Advanta Corp. or an Affiliate thereof, the aggregate amount of distributions in respect of Servicing Compensation to the Servicer, and unpaid Servicing Compensation from prior Payment Dates for the related Payment Date;

                  (20) the aggregate amount of distributions in respect of Indenture Trustee Fees and unpaid Indenture Trustee Fees from prior Payment Dates for the related Payment Date;

                  (21) the aggregate amount of distributions in respect of the Custodian Fee and unpaid Custodian Fees from prior Payment Dates for the related Payment Date;

                  (22)     the Unfunded Transfer Obligation and
                           Overcollateralization Shortfall on such Payment Date and the Principal Carry-Forward Amount for the related Payment Date;

                  (23) the aggregate amount of distributions in respect of Servicing Compensation and unpaid Servicing Compensation from prior Payment Dates, to the Servicer, if Advanta Corp. or an Affiliate thereof is the Servicer, for the related Payment Date;

                  (24) the aggregate amount of distributions to the Transfer Obligation Account for the related Payment Date;

                  (25) the aggregate amount of distributions in respect of Trust/Depositor Indemnities for the related Payment Date;

                  (26) the aggregate amount of distributions to the holders of the Trust Certificates for the related Payment Date;

                  (27) the Note Principal Balance of the Notes as of the last day of the related Remittance Period (without taking into account any additional Note Principal Balance between the last day of the related Remittance Period and the Payment Date) before and after giving effect to distributions made to the holders of the Notes for the related Payment Date;

                  (28) the Pool Principal Balance as of the end of the preceding Remittance Period; and

                  (29) whether a Rapid Amortization Trigger shall exist with respect to such Payment Date.

Such Payment Statement shall also be provided on the Remittance Date to the Initial Noteholder and Indenture Trustee in the form of a magnetic tape or computer disk in a form mutually agreed to by and between the Initial Noteholder, the Indenture Trustee and the Servicer. The Indenture Trustee shall have no duty to monitor the occurrence of a Performance Trigger, Rapid Amortization Trigger, Collateral Value Excess or any events resulting in withdrawals from the Transfer Obligation Account.

                  (c) On each Payment Date, the Indenture Trustee shall forward to the holders of the Securities a copy of the Payment Statement in respect of such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

                  Section 6.02 Specification of Certain Tax Matters.

                  The Indenture Trustee shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this
Section 6.02 shall be deemed to have been distributed to the Securityholders, as the case may be, for all purposes of this Agreement.

                  Section 6.03. Valuation of Loans, Hedge Value and Retained
                                Securities Value; Market Value Agent.

                  (a) The Issuer hereby irrevocably appoints the Market Value Agent to determine the Market Value of each Loan, the Hedge Value of each Hedging Instrument and the Retained Securities Value of all Retained Securities.

                  (b) The Market Value Agent shall determine the Market Value of each Loan in its sole judgment. In determining the Market Value of each Loan, the Market Value Agent may consider any information that it may deem relevant and shall base such determination primarily on the lesser of its estimate of the projected proceeds from such Loan's inclusion in (i) a Securitization (inclusive of the projected Retained Securities Value of any Retained Securities to be issued in connection with such Securitization) and (ii) a Whole Loan Sale, in each case net of such Loan's ratable share of all costs and fees associated with such Disposition, including, without limitation, any costs of issuance, sale, underwriting and funding reserve accounts. The Market Value Agent's determination, in its sole judgment, of Market Value shall be conclusive and binding upon the parties hereto, absent manifest error (including without limitation, any error contemplated in Section 2.08).

                  (c) On each Business Day the Market Value Agent shall determine in its sole judgment the Hedge Value of each Hedging Instrument as of such Business Day. In making such determination the Market Value Agent may rely exclusively on quotations provided by the Hedging Counterparty, by leading dealers in instruments similar to such Hedging Instrument, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                  (d) On each Business Day, the Market Value Agent shall determine in its sole judgment the Retained Securities Value of the Retained Securities, if any, expected to be issued pursuant to such Securitization as of the closing date of such Securitization. In making such determination the Market Value Agent may rely exclusively on quotations provided by leading dealers in instruments similar to such Retained Securities, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                                   ARTICLE VII

                                     HEDGING

                  Section 7.01 Hedging Instruments.

                  (a) If the Unfunded Transfer Obligation Percentage is less than 7%, the Trust, upon request of the Majority Noteholders, shall enter into such Hedging Instruments as the Market Value Agent, on behalf of the Majority Noteholders shall determine are necessary, in order to hedge the interest rate risk with respect to at least 80% of the Collateral Value of fixed rate Loans acquired by the Trust on or after the date of such request relative to the expected Disposition Proceeds therefrom. The Market Value Agent shall determine, in its sole discretion, whether any Hedging Instrument conforms to the requirements of Section 7.01(b), (c) and (d).

                  (b) Each Hedging Instrument shall expressly provide that in the event of a Disposition or other removal of the Loan from the Trust, such portion of the Hedging Instrument shall terminate as the Disposition Agent deems appropriate to facilitate the hedging of the risks specified in Section 7.01(a). In the event that the Hedging Instrument is not otherwise terminated, it shall contain provisions that allow the position of the Trust to be assumed by an Affiliate of the Trust upon the liquidation of the Trust. The terms of the assignment documentation and the credit quality of the successor to the Trust shall be subject to the Hedging Counterparty's approval.

                  (c) Any Hedging Instrument that provides for any payment obligation on the part of the Issuer must (i) be without recourse to the assets of the Issuer, (ii) contain a non-petition covenant provision in the form of
Section 11.13, (iii) limit payment dates thereunder to Payment Dates and (iv) contain a provision limiting any cash payments due on any day under such Hedging Instrument solely to funds available therefor in the Collection Account on such day pursuant to Section 5.01(c)(3)(ii) hereof and funds available therefor in the Transfer Obligation Account.

                  (d) Each Hedging Instrument must (i) provide for the direct payment of any amounts thereunder to the Collection Account pursuant to Section 5.01(b)(1)(x), (ii) contain an assignment of all of the Issuer's rights (but none of its obligations) under such Hedging Instrument to the Indenture Trustee and shall include an express consent to the Hedging Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Hedging Instrument shall terminate upon the direction of the Majority Noteholders, (iv) prohibit the Hedging Counterparty from "setting-off" or "netting" other obligations of the Issuer or its Affiliates against such Hedging Counterparty's payment obligations thereunder, (v) provide that the appropriate portion of the Hedging Instrument will terminate upon the removal of the related Loans from the Trust Estate and (vi) have economic terms that are fixed and not subject to alteration after the date of assumption or execution.

                  (e) If agreed to by the Majority Noteholders, the Issuer may pledge its assets in order to secure its obligations in respect of Hedge Funding Requirements, provided that such right shall be limited solely to Hedging Instruments for which an Affiliate of the Initial Noteholder is a Hedging Counterparty.



                                  ARTICLE VIII

                                  THE SERVICER

                  Section 8.01 Indemnification; Third Party Claims.

                  (a) The Servicer shall indemnify the Loan Originators, the Owner Trustee, the Trust, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(d) hereof for its failure to perform its duties and service the Loans in compliance with the terms of this Agreement, then the provisions of this Section 8.01 shall have no force and effect with respect to such failure.

                  (b) None of the Loan Originators, the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Issuer, the Indenture Trustee or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Loan Originators, the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originators, as the case may be. The Loan Originators, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

                  (c) Each Loan Originator agrees to indemnify and hold harmless the Depositor and the Noteholders, as the ultimate assignees from the Depositor (each an "Originator Indemnified Party," together with the Servicer Indemnified Parties, the "Indemnified Parties"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originators, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originators, the Servicer or their Affiliates, and
(ii) any untrue statement by the Loan Originators, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originators shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party's willful misfeasance, bad faith or negligence or by reason of an Originator Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Loan Originators shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable to an Originator Indemnified Party for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other, similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in Section 3.05(a) or (b) hereof, a remedy for the breach of which is provided in Section 3.06 hereof. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

                  (d) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

                  (e) If a Third Party Claim is made against an Indemnified Party, (a) the related Indemnifying Party will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) the Indemnifying Party first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should the related Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with the Indemnifying Party in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party' prior written consent, as the case may be. If the Indemnifying Party shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Indemnifying Party does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, the Indemnifying Party shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against an Indemnified Party unless the Indemnifying Party has demonstrated to such Indemnified Party reasonable financial capacity to meet its obligations with respect to such Third Party Claim.

                  Section 8.02 Merger or Consolidation of the Servicer.

                  The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

                  Section 8.03 Limitation on Liability of the Servicer and
                               Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 8.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement.

                  Section 8.04 Servicer Not to Resign; Assignment.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Majority Noteholders or
(b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee and Majority Noteholders. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of Section 9.02 hereof shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

                  The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 8.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

                  Section 8.05 Relationship of Servicer to Issuer and the
                               Indenture Trustee.

                  The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer, the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer, the Owner Trustee or the Indenture Trustee.

                  Section 8.06 Servicer May Own Securities.

                  Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that AMCUSA or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

                  Section 8.07 Indemnification of the Indenture Trustee and
                               Initial Noteholder.

                  The Servicer agrees to indemnify the Indenture Trustee and its employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 6.07 of the Indenture as if it was a signatory thereto. The Servicer agrees to indemnify the Initial Noteholder in accordance with Section 9.01 of the Note Purchase Agreement as if it were signatory thereto.



                                   ARTICLE IX

                           SERVICER EVENTS OF DEFAULT

                  Section 9.01 Servicer Events of Default.

                  (a) In case one or more of the following Servicer Events of Default by the Servicer shall occur and be continuing, that is to say:

                  (i) any failure by Servicer to deposit (A) into the Collection Account in accordance with Section 5.01(b) any amount required to be deposited by it under any Basic Document to which it is a party, which failure continues unremedied for two Business Days following the date on which such deposit was first requested to be made or (B) the full amount of any Periodic Advance required to be made on the day such Periodic Advances are required to be made, which failure continues unremedied until 12:00 p.m. New York City time on the Business Day following such day; or

                  (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Notes or the Trust Certificates; or

                  (iii) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that materially and adversely affects the interests of any of the parties hereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by the Initial Noteholder or Holders of 25% of the Percentage Interests (as defined in the Indenture) of the Notes; or

                  (iv) there shall have been commenced before a court or agency or supervisory authority having jurisdiction in the premises an involuntary proceeding against the Servicer under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

                  (v) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

                  (b) Then, and in each and every such case, so long as an Servicer Event of Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 9.02 hereof, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

                  Section 9.02 Appointment of Successor.

                  On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof, or the Servicer is removed as servicer pursuant to this Article IX or Section 4.01(i), then, the Majority Noteholders shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it.

                  The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01(c) hereof as if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 4.16 hereof. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 9.01 hereof but shall be entitled to any accrued and unpaid Servicing Compensation to the date of termination.

                  Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the successor servicer. The compensation of any successor servicer appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be reasonably necessary to effect any such succession. Any costs or expenses incurred by the Indenture Trustee in connection with the termination of the Servicer and the succession of a successor servicer shall be an expense of the outgoing Servicer and, to the extent not paid thereby, an expense of such successor servicer. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Loans. Upon the occurrence of an Event of Default, the Majority Noteholders shall have the right to order the Servicer's Loan Files and all other files of the Servicer relating to the Loans and all other records of the Servicer and all documents relating to the Loans which are then or may thereafter come into the possession of the Servicer or any third party acting for the Servicer to be delivered to such custodian or servicer as it selects and the Servicer shall deliver to such custodian or servicer such assignments as the Majority Noteholders shall request. No successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Initial Noteholder, the Issuer and the Depositor, ANB, ABC, the Majority Noteholders and the Issuer shall have consented in writing thereto.

                  In connection with such appointment and assumption, the Majority Noteholder may make such arrangements for the compensation of such successor servicer out of payments on the Loans as they and such successor servicer shall agree.

                  Section 9.03 Waiver of Defaults.

                  The Majority Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article IX. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 9.04 Accounting Upon Termination of Servicer.

                  Upon termination of the Servicer under this Article IX, the Servicer shall, at its own expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and to the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                    ARTICLE X

                             TERMINATION; PUT OPTION

                  Section 10.01 Termination.

                  (a) This Agreement shall terminate upon either: (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, to the Noteholders of all amounts due and owing in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Indenture Trustee, the Owner Trustee, the Issuer and the Custodian, written notice of the occurrence of either of which shall be provided to the Indenture Trustee by the Servicer; or (b) the mutual consent of the Servicer, the Depositor, ANB, ABC and all Securityholders in writing and delivered to the Indenture Trustee by the Servicer.

                  (b) The Securities shall be subject to an early redemption or termination at the option of the Majority Noteholders in the manner and subject to the provisions of Section 10.02 of this Agreement.

                  (c) Except as provided in Sections 10.01 and 10.02, none of the Depositor, the Servicer nor any Noteholder shall be entitled to revoke or terminate the Trust.

                  Section 10.02 Optional Termination.

                  (a) The Majority Certificateholders may, at their option, effect an early termination of the Trust on any Payment Date on or after the Clean-up Call Date. The Majority Certificateholders shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Loans at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required under this Section 10.02 shall be a nonreimbursable expense of the Majority Certificateholders.

                  Any such early termination by the Majority Certificateholders shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be distributed by the Indenture Trustee pursuant to Section 5.01(c)(3) of this Agreement and Section
9.1 of the Trust Agreement on the next succeeding Payment Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Payment Date shall belong to the purchaser thereof.

                  Section 10.03 Notice of Termination.

                  Notice of termination of this Agreement or of early redemption and termination of the Issuer pursuant to Section 10.01 shall be sent by the Indenture Trustee to the Noteholders in accordance with Section 10.02 of the Indenture.

                  Section 10.04 Put Option.

                  The Majority Noteholders may, at their option, effect a put of the entire outstanding Note Principal Balance, or any portion thereof, to the Trust on any Payment Date by exercise of the Put Option. The Majority Noteholders shall effect such put by providing notice thereof in accordance with
Section 10.05 of the Indenture.

                  On the third Business Day prior to the Payment Date on which the exercise of the Put Option is to occur the Issuer shall deposit the Note Redemption Amount into the Collection Account and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be distributed by the Indenture Trustee pursuant to
Section 5.01(c)(3) of this Agreement on the next succeeding Payment Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Payment Date shall belong to the Issuer.



                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01 Acts of Securityholders.

                  Except as otherwise specifically provided herein, whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Noteholders agree to take such action or give such consent or approval.

                  Section 11.02 Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Loan Originators, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if an Opinion of Counsel is obtained to such effect.

                  (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Loan Originators, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities,
(ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause (i), without the consent of the holders of 100% of the Securities, or (iii) reduce the percentage of the Securities, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Securities.

                  (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

                  Section 11.03 Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Loans.

                  Section 11.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 11.05 Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 11.06 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or
(ii) transmitted by telecopy, upon telephone confirmation of receipt thereof (with a copy delivered by overnight courier), as follows: (I) in the case of the Depositor, to Advanta Loan Warehouse Corporation, Welsh & McKean Roads, Spring Hill, Pennsylvania 19477, Attention: Mark Dunsheath, telecopy number: (215) 444-4586, telephone number: (215) 444-4745, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor; (II) in the case of the Trust, to Advanta Home Equity Loan Owner Trust 1998-MS1, c/o Wilmington Trust Company, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000, or such other address or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Trust; (III) in the case of the Transfer Obligors, to Advanta Corp., Welsh & McKean Roads, Spring House, Pennsylvania 19477, Attention: Philip M. Browne, telecopy number: (215) 444-5915, telephone number: (215) 444-5060 and/or to Advanta Mortgage Corp. USA, Welsh & McKean Roads, Spring House, Pennsylvania 19477, Attention: Mark Dunsheath, telecopy number: (215) 444-4586, telephone number: (215) 444-4745 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Transfer Obligors, (IV) in the case of the Loan Originators, to Advanta Mortgage Corp. USA, Welsh & McKean Roads, Spring House, Pennsylvania 19477, Attention: Mark Dunsheath, telecopy number: (215) 444-4586, telephone number: (215) 444-4745 and/or to Advanta National Bank, One Righter Parkway, Wilmington, DE 19803,
Attention: Philip M. Browne, telecopy number: (215) 444-5915, telephone number:
(215) 444-5060 and/or to Advanta Bank Corp., Welsh & McKean Roads, Spring House, Pennsylvania 19477, Attention: Philip M. Browne, telecopy number: (215) 444-5915, telephone number: (215) 444-5060 with a copy to Mark Dunsheath, Advanta Mortgage Corp. USA, Welsh & McKean Roads, Spring House, Pennsylvania 19477, telecopy number: (215) 444-4586, telephone number: (215) 444-4745 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Loan Originators, (V) in the case of the Servicer, to Advanta Mortgage Corp. USA, Welsh & McKean Roads, Spring House, Pennsylvania 19477, Attention: Mark Dunsheath, telecopy number: (215) 444-4586, telephone number: (215) 444-4745 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer; and, (V) in the case of the Indenture Trustee, at the Corporate Trust Office, as defined in the Indenture, any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party, except; provided, that notices to the Securityholders shall be effective upon mailing or personal delivery.

                  Section 11.07 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 11.08 No Partnership.

                  Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

                  Section 11.09 Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

                  Section 11.10 Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originators, the Depositor, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

                  Section 11.11 Headings.

                  The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 11.12 Actions of Securityholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, ANB, ABC, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, ANB, ABC, the Servicer and the Issuer if made in the manner provided in this Section 11.12.

                  (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, ABC, ANB the Servicer or the Issuer may deem sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, ANB, ABC, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The Depositor, ANB, ABC, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 11.12 as it shall deem necessary.

                  Section 11.13 Non-Petition Agreement.

                  Notwithstanding any prior termination of any Basic Document, the Loan Originators, the Transfer Obligors, the Servicer, the Depositor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

                  Section 11.14 Holders of the Certificates.

                  (a) Any sums to be distributed or otherwise paid hereunder or under this Agreement to the holders of the Securities shall be paid to such holders pro rata based on their Percentage Interests;

                  (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Securities, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

                  Section 11.15 Due Diligence Fees, Due Diligence.

                  Each Loan Originator acknowledges that the Initial Noteholder has the right to perform continuing due diligence reviews with respect to the Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Loan Originator agrees that upon reasonable (but no less than 10 Business Days') prior notice (with no notice being required upon the occurrence of an Event of Default) to any Loan Originator, the Initial Noteholder, the Indenture Trustee and Custodian or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control of the Servicer and the Indenture Trustee. The Loan Originators also shall make available to the Initial Noteholder a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Loans. Without limiting the generality of the foregoing, each Loan Originator acknowledges that the Initial Noteholder may purchase Notes based solely upon the information provided by the Loan Originators to the Initial Noteholder in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Initial Noteholder, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Loans securing such purchase, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Initial Noteholder may underwrite such Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Loan Originator agrees to cooperate with the Initial Noteholder and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Initial Noteholder and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession, or under the control, of the Servicer. Each Loan Originator further agrees that the Loan Originators shall reimburse the Initial Noteholder for any and all reasonable out-of-pocket costs and expenses incurred by the Initial Noteholder in connection with the Initial Noteholder's activities pursuant to this Section
11.15 hereof (the "Due Diligence Fees"), provided that, unless an Event of Default shall occur, the sum of (i) the aggregate reimbursement obligation of the Loan Originators under this Agreement, and (ii) the reimbursement obligation of Morgan Stanley Mortgage Capital Inc. pursuant to the Warehouse Lines, shall be limited to $25,000 per annum. The Initial Noteholder agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to any of the Loan Originators, Advanta Corp. or any of its Affiliates; provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, the Initial Noteholder shall, prior to disclosure thereof, notify Loan Originators of any request for disclosure of any such non-public information. The Initial Noteholder further agrees not to use any such non-public information for any purpose unrelated to this Agreement.

                  Section 11.16 Liability. AMCUSA shall be liable for all obligations of the Loan Originators set forth in this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Loan Originators and the Transfer Obligors have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT.

                                ADVANTA HOME EQUITY LOAN OWNER TRUST
                                1998-MS1,
                                By: Wilmington Trust Company
                                    not in its individual capacity
                                    but solely as Owner Trustee


                                By: /s/
                                    --------------------------------------------
                                        Name:
                                        Title:


                                ADVANTA LOAN WAREHOUSE CORPORATION,
                                  as Depositor


                                By: /s/
                                   ---------------------------------------------
                                    Name:
                                    Title:


                                ADVANTA MORTGAGE CORP. USA,
                                  as Servicer


                                By: /s/
                                   ---------------------------------------------
                                    Name:
                                    Title:


                                BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                  as Indenture Trustee


                                By: /s/
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                ADVANTA CORP.,
                                  as Transfer Obligor


                                By: /s/
                                    --------------------------------------------
                                    Name:
                                    Title:


                                ADVANTA MORTGAGE CORP. USA,
                                  as Transfer Obligor and Loan Originator


                                By: /s/
                                    --------------------------------------------
                                    Name:
                                    Title:


                                ADVANTA NATIONAL BANK,
                                  as Loan Originator


                                By: /s/
                                    --------------------------------------------
                                    Name:
                                    Title:


                                ADVANTA BANK CORP.,
                                  as Loan Originator


                                By: /s/
                                    --------------------------------------------
                                    Name:
                                    Title: